UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
SCHEDULE 14A
Proxy Statement Pursuant to Section 14(a) of the
Securities Exchange Act of 1934 (Amendment No.  )

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Lakeland Financial Corporation

Tuesday, April 14, 2026
at 3:30 PM (Eastern Time)

# Notice of Annual Meeting of Shareholders and Proxy Statement

# Mission

Lake City Bank will be the acknowledged and recognized leader in Midwest Community Banking by consistently providing highly personalized and client-driven Community Banking services.

Core Values
Independence
Honesty
Customer Service
Profitability
Community Service
Inclusivity
Professional Development
Stewardship

Letter to Our Shareholders
March 5, 2026
Dear Shareholder:
On behalf of the Board of Directors and management of Lakeland Financial Corporation, we cordially invite you to attend the annual meeting of shareholders of Lakeland Financial Corporation to be held by live webcast at 3:30 p.m. (Eastern Time) on April 14, 2026.
There are a number of proposals to be considered at the meeting. Our Nominating and Corporate Governance Committee has nominated 13 persons to serve as directors, each of whom is an incumbent director. If elected, each director would serve a one-year term. Additionally, we have included a non-binding advisory proposal on the compensation of certain executive officers. Finally, our Audit Committee has selected, and shareholders will be asked to ratify the selection of, Crowe LLP to continue as our independent registered public accounting firm for the year ending December 31, 2026.
We recommend you vote your shares “FOR” each of the director nominees, and “FOR” the approval of each of the other proposals described above.
We encourage you to attend the virtual meeting. However, whether or not you plan to attend the meeting, please take the time to vote by following the instructions provided on the notice as soon as possible. This will ensure that your shares are represented at the meeting.
We look forward to the meeting.
Very truly yours,

David M. Findlay Chairman of the Board and Chief Executive Officer	Kristin L. Pruitt President
These proxy materials were first sent or made available to shareholders on March 5, 2026.

2026 PROXY STATEMENT	1

Notice of Annual Meeting of Shareholders

Date and Time Tuesday, April 14, 2026 at 3:30 p.m. (Eastern Time)	Location www.virtualshareholdermeeting.com/LKFN2026	Record Date February 24, 2026
Items of Business

	Board Recommendation	Page Reference

1.to elect the 13 director nominees named in the accompanying proxy statement	FOR	23

2.to approve a non-binding advisory proposal on the compensation of certain executive officers, otherwise known as a “say-on-pay” proposal	FOR	58

3.to ratify the appointment of Crowe LLP as our independent registered public accounting firm for the fiscal year ending December 31, 2026	FOR	60

Shareholders will be able to attend the meeting online, vote their shares electronically and submit their questions during the meeting by visiting: www.virtualshareholdermeeting.com/LKFN2026. Only shareholders of record on our books at the close of business on February 24, 2026, the record date for the annual meeting, will be entitled to vote at the annual meeting. In the event there is an insufficient number of votes for a quorum, the meeting may be adjourned or postponed in order to permit us to solicit additional proxies.
By order of the Board of Directors,
J. Rickard Donovan
Secretary
Warsaw, Indiana
March 5, 2026

How to vote

Online www.proxyvote.com	By Telephone 1-800-690-6903	By Mail Mark, sign and date your proxy card and return in the postage-paid envelope we have provided.

2

2026 PROXY STATEMENT	3

Proxy Statement
Annual Meeting of Shareholders April 14, 2026
About this Proxy Statement
This proxy statement is being furnished to our shareholders in connection with the solicitation by our Board of Directors (the “Board”) of proxies to be used at the annual meeting of shareholders to be held by live webcast on Tuesday, April 14, 2026 at 3:30 p.m. (Eastern Time) or at any adjournments or postponements of the meeting. Our summary annual report to shareholders, including consolidated financial statements for the fiscal year ended December 31, 2025, and a copy of our annual report on Form 10-K, which we have filed with the Securities and Exchange Commission (the “SEC”), accompany this proxy statement.
About the Meeting
The following discussion answers frequently asked questions regarding the meeting and the voting process. As used in this proxy statement, unless the context otherwise requires, the terms “Lakeland Financial,” “the Company,” “we,” “our” and “us” all refer to Lakeland Financial Corporation and its direct and indirect subsidiaries.
How can I attend the annual meeting?
For the convenience of our shareholders, our annual meeting will be held solely by means of a live webcast this year. If you were a shareholder of record as of February 24, 2026, the record date for the annual meeting, you will be able to attend the meeting online, vote your shares electronically and submit questions during the meeting by:
1.visiting: www.virtualshareholdermeeting.com/LKFN2026 at the date and time of the meeting, and
2.entering the control number found on your proxy card, voting instruction form or notice you previously received.
If you are not eligible to participate in the meeting, you may listen to a webcast of the meeting by visiting www.virtualshareholdermeeting.com/LKFN2026 and logging on as a guest. Guests will not be able to ask questions or vote at the meeting.
Whether or not you plan to attend the meeting, please take the time to vote by following the instructions provided to you as soon as possible. This will ensure that your shares are represented at the meeting.
Why did I receive the proxy materials?
According to our records, on February 24, 2026, the record date for the annual meeting, you owned shares of our common stock. This proxy statement describes the matters that will be presented for consideration by the shareholders at the annual meeting. It also gives you information concerning those matters to assist you in making an informed decision.
When you vote pursuant to one of the methods set forth herein, you appoint the proxies as your representatives at the annual meeting. The proxies will vote your shares as you instruct, thereby ensuring that your shares will be voted whether or not you attend the annual meeting. Even if you plan to attend the annual meeting, we ask that you instruct the proxies how to vote your shares in advance of the annual meeting using one of the methods set forth herein, just in case your plans change.
If you appointed the proxies to vote your shares and an issue comes up for a vote at the meeting that is not identified in the proxy materials, the proxies will vote your shares in accordance with their judgment.

4

About the Meeting
Why did I receive a notice regarding the Internet availability of proxy materials instead of paper copies of the proxy materials?
In accordance with SEC rules, we have furnished our proxy materials to our shareholders over the Internet. Accordingly, we sent our shareholders (other than those who had previously requested to receive only printed copies of our proxy materials) by mail a notice containing instructions on how to access our proxy materials over the Internet, how to vote online and how to request paper copies of the proxy materials.
What matters will be voted on at the meeting?
You are being asked to vote on:
•the election of the 13 director nominees named in this proxy statement for a one-year term expiring at our annual meeting of shareholders in 2027;
•a non-binding advisory proposal to approve the compensation of certain executive officers, referred to as the “say-on-pay proposal"; and
•the ratification of the appointment of Crowe LLP as our independent registered public accounting firm for the 2026 fiscal year, referred to as the "auditor ratification proposal".
These matters are more fully described in this proxy statement.
If I am the record holder of my shares, how do I vote?
If you are a record holder of our common stock as of the record date, you may vote by:
•Internet, by following the instructions on the notice or proxy card previously provided to you;
•telephone, by calling the number shown on the notice or proxy card previously provided to you;
•completing, signing, dating and mailing the proxy card you received in the mail if you received or requested paper copies of the proxy materials; or
•attending the meeting through the webcast interface using the instructions described above under the heading “How can I attend the annual meeting?”.
Votes submitted by telephone or Internet must be received by 11:59 p.m. (Eastern Time) on Monday, April 13, 2026. The assignment of a proxy by either of these means will not affect your right to vote at the meeting if you decide to attend the meeting.
If you vote using one of the methods described above, your shares will be voted as you instruct. If you sign and return your proxy card or vote over the Internet or by telephone without giving specific voting instructions, the shares represented by your proxy card will be voted “FOR” all nominees named in this proxy statement and “FOR” each of the other proposals described in this proxy statement.
Even if you plan to attend the annual meeting, we ask that you instruct the proxies how to vote your shares in advance of the annual meeting using one of the methods set forth herein, just in case your plans change.
If I hold shares in the name of a broker or other nominee, who votes my shares?
If you are a beneficial owner and a broker or other nominee is the record holder, then you received access to these proxy materials from the record holder. The record holder should have given you instructions for directing how the record holder should vote your shares. It will then be the record holder’s responsibility to vote your shares for you in the manner you direct.
Under applicable stock exchange rules, brokers and other nominees may generally vote on routine matters, such as the auditor ratification proposal, without your direction, but cannot vote on non-routine matters unless they have received voting instructions from the person for whom they are holding shares. The election of directors and the say-on-pay proposal are considered non-routine matters. If your broker or other nominee does not receive instructions from you on how to vote your shares on these matters, your broker or other nominee will return the proxy card to us indicating that he or she does not have authority to vote. This is generally referred to as a “broker non-vote”.

2026 PROXY STATEMENT	5

About the Meeting
We therefore encourage you to provide directions to your broker as to how you want your shares voted on all matters to be brought before the meeting. You should do this by carefully following the instructions your broker gives you concerning their procedures.
You may also vote your shares at the meeting if you obtain a “legal proxy” from the record holder of your shares. To obtain a legal proxy, you should contact the broker or other nominee who holds your shares.
What does it mean if I receive more than one notice or proxy card?
It means that you have multiple holdings reflected in our stock transfer records and/or in accounts with brokers or other nominees. To vote all of your shares by proxy, please follow the separate voting instructions that you received for your shares of common stock held in each of your different accounts.
What if I change my mind after I submit my voting instructions?
If you are the record holder of your shares, you may revoke your proxy and change your vote at any time before the polls close at the meeting. You may do this by:
•submitting another proxy via the telephone or Internet prior to 11:59 p.m. (Eastern Time) on Monday, April 13, 2026;
•signing another proxy card with a later date and returning that proxy card to us at or prior to the annual meeting;
•sending notice to us, at or prior to the annual meeting, that you are revoking your proxy; or
•voting at the meeting through the webcast interface.
If you hold your shares in the name of your broker or other nominee and desire to change your instructions on how to vote your shares, you will need to contact that party.
How many shares must be represented in order to hold the annual meeting?
A majority of the shares that are outstanding and entitled to vote as of the record date must be present at the meeting in person or by proxy in order to hold the meeting and conduct business.
Shares are counted as present at the meeting if the shareholder either:
•is present and votes at the meeting; or
•has properly submitted a signed proxy card or other form of proxy (through the telephone or Internet).
On February 24, 2026, the record date, there were 26,062,063 shares of common stock issued and outstanding. Therefore, at least 13,031,033 shares need to be present at the annual meeting in person or by proxy for a quorum to be present.
What happens if a director nominee is unable to stand for re-election?
The Board may, by resolution, provide for a lesser number of directors or designate a substitute nominee. In the latter case, shares represented by proxies may be voted for a substitute nominee. Proxies cannot be voted for more than 13 nominees. As of the date of this proxy statement, we have no reason to believe any nominee will be unable to stand for re-election.
What options do I have in voting on each of the proposals?
You may vote “FOR” or “WITHHOLD” with respect to each director nominee and “FOR,” “AGAINST” or “ABSTAIN” on the say-on-pay proposal and the auditor ratification proposal.
How many votes may I cast?
You are entitled to cast one vote for each share of stock you owned on the record date.

6

About the Meeting
How many votes are needed for each proposal?
Each director nominee will be elected by a plurality of the votes cast by the shares entitled to vote at the meeting. Each of the other proposals will be approved by a majority of the votes cast with respect to such proposal.
Please note that the election of directors and the say-on-pay proposal are each considered “non-routine matters” under applicable stock exchange rules. Consequently, if your shares are held by a broker or other nominee, it cannot vote your shares on these matters unless it receives voting instructions from you. In addition, please note that because the say-on-pay proposal is an advisory vote, it will not be binding upon the Board or the Compensation Committee.
Abstentions, withheld votes and broker non-votes, if any, will not be counted as votes cast, but will count for purposes of determining whether a quorum is present. If a quorum is present, (i) withheld votes and broker non-votes will not affect the election of any director nominee, and (ii) abstentions and broker non-votes will not affect the approval of the say-on-pay proposal or the auditor ratification proposal.
Where do I find the voting results of the meeting?
If available, we will announce voting results at the meeting. The voting results will also be disclosed on a Form 8-K that we will file with the SEC within four business days after the meeting.
Who bears the cost of soliciting proxies?
We will bear the cost of soliciting proxies. In addition to solicitations by mail, officers, directors or employees of Lakeland Financial may solicit proxies in person or by telephone. These persons will not receive any special or additional compensation for soliciting proxies. We may reimburse brokerage houses and other nominees for their reasonable out-of-pocket expenses for forwarding proxy and solicitation materials to shareholders.

2026 PROXY STATEMENT	7

Voting Roadmap

Proposal No. 1

Election of Directors

We recommend a vote "FOR" each director nominee.	See Page 23

Nominees

Name and Primary Occupation	Age	Director Since	Committee Membership
			AC	CC	CRC(1)	NCGC
A. Faraz Abbasi Managing Partner, Centerfield Capital	53	2022
Blake W. Augsburger Founder and Chief Executive Officer, LEA Professional	62	2011
Robert E. Bartels, Jr. Partner, Incedo LLC	61	2002
Darrianne P. Christian Civic Leader	54	2018
Melinda J. Creighton Truex President, CB Farms LLC	61	2025
David M. Findlay Chairman and Chief Executive Officer, Lakeland Financial and Lake City Bank	64	2010
Emily E. Pichon President, Olive B. Cole Foundation, Inc.	62	2002
Kristin L. Pruitt President, Lakeland Financial and Lake City Bank	54	2023
Steven D. Ross Former Owner, Ross and Associates	71	2000
Brian J. Smith Co-Chief Executive Officer, Heritage Financial Group, Inc.	61	2011
Daniel B. Starr CEO, True Value and Do It Best Corp.	58	2025
Bradley J. Toothaker Executive Chairman, Bradley Company Managing Partner, Great Lakes Capital Development	57	2011
M. Scott Welch Chief Executive Officer, Welch Packaging Group, Inc.	65	1998

AC	Audit Committee	Chair
CC	Compensation Committee	Vice Chair
CRC	Corporate Risk Committee	Member
NCGC	Nominating and Corporate Governance Committee	Audit Committee Financial Expert
(1)The Corporate Risk Committee is a committee of the Board of Directors of Lake City Bank

8

Voting Roadmap
Board Snapshot

INDEPENDENCE	TENURE	AGE	DIVERSITY

GENDER DIVERSITY

4 out of 13 directors are women

RACIAL/ETHNIC DIVERSITY

2 out of 13 directors are racially/ethnically diverse

■ African American

■ Asian

Skills and Experience

Industry	Brand	Technology	Board

Finance	Human Capital Management	Risk Management	Corporate Governance & Ethics

Governance Highlights

Board of Directors
•11 out of 13 directors are independent.
•Committed to diversity.
Corporate Governance
•Independent Committee Chairs.
•Established Corporate Risk Committee for regular and open communications between senior management and the Lake City Bank Board.
•Oversight of Environmental, Social and Governance.

Executive Compensation
•Maintains a stock ownership policy for directors and share ownership guidelines for the CEO and executive officers.
•Regular assessment of compensation plans.
•Annual reviews of frameworks set forth in the Safety and Soundness standards.
•Maintains a robust hedging and pledging policy.
•Maintains a clawback policy compliant with SEC and NASDAQ requirements.

2026 PROXY STATEMENT	9

Voting Roadmap

Proposal No. 2

Advisory (Non-Binding) Vote on Executive Compensation

We recommend a vote "FOR" this proposal.	See Page 58

CEO Compensation Mix

Proposal No. 3

Ratification of Crowe LLP as our Independent Registered Public Accounting Firm for the Fiscal Year Ending December 31, 2026

We recommend a vote "FOR" this proposal.	See Page 60

10

Corporate Governance and the Board of Directors
General
The Board has adopted guidelines on significant corporate governance matters that, together with our Code of Conduct and other policies, create our corporate governance standards. You may view the Corporate Governance Guidelines and our committee charters and other policies in the Investor Relations section of our website at www.lakecitybank.com.
Generally, the Board oversees our business and monitors the performance of our management. Our executive officers and management team oversee the day-to-day operations of Lakeland Financial. Our directors fulfill their duties and responsibilities by attending regular meetings of the Board, which convenes at least six times a year, and through committee membership, which is discussed below. Our directors also discuss business and other matters with Mr. Findlay, our Chairman and Chief Executive Officer, Kristin Pruitt, our President, Lisa O’Neill, our Chief Financial Officer, other key executives and our principal external advisers including legal counsel, auditors and other consultants. All members of our Board also serve as members of the Board of Directors of Lake City Bank, our wholly owned bank subsidiary.
With the exception of Mr. Findlay and Ms. Pruitt, who are executive officers, our Board has determined that all of our current directors are “independent,” as defined by the listing rules of the Nasdaq Stock Market, or Nasdaq, and has determined that the independent directors do not have other relationships with us that prevent them from making objective, independent decisions. The Board has established an Audit Committee, a Nominating and Corporate Governance Committee and a Compensation Committee, among other committees. Lake City Bank’s board has established a Corporate Risk Committee.
Our Board held six meetings during 2025. All of the incumbent directors attended at least 75% of the Board meetings and meetings of committees of which they were members. While we do not have a specific policy regarding attendance at the annual shareholder meeting, all directors are encouraged and expected to attend the meeting. All of our current directors attended last year’s annual meeting.
Board Committees and Member Composition During 2025

Director	AC	CC	CRC(1)	NCGC
A. Faraz Abbasi
Blake W. Augsburger(2)
Robert E. Bartels, Jr.
Darrianne P. Christian
Melinda J. Creighton Truex
David M. Findlay(3)
Emily E. Pichon
Kristin L. Pruitt
Steven D. Ross
Brian J. Smith
Daniel B. Starr
Bradley J. Toothaker
M. Scott Welch
Total committee meetings in 2025	4	2	4	2

AC	Audit Committee	Chair
CC	Compensation Committee	Vice Chair
CRC	Corporate Risk Committee	Member
NCGC	Nominating and Corporate Governance Committee	Audit Committee Financial Expert
(1)The Corporate Risk Committee is a committee of the Board of Directors of Lake City Bank
(2)Lead Independent Director
(3)Chairman of the Board

2026 PROXY STATEMENT	11

Corporate Governance and the Board of Directors
Audit Committee

Members Bradley J. Toothaker (Chair) Brian J. Smith(1) (Vice Chair) A. Faraz Abbasi Robert E. Bartels, Jr. Melinda J. Creighton Truex Steven D. Ross Meetings in 2025: 4
Principal Responsibilities
The Audit Committee is appointed by the Board to assist the Board in monitoring:
•The integrity of the financial statements of the Company;
•The independent auditor’s qualifications and independence;
•The Company’s system of internal controls;
•The performance of the Company’s internal audit function and independent auditors; and
•The compliance by the Company with ethics policies and legal and regulatory requirements.
The functions performed by the Audit Committee include, among other things, the following:
•Overseeing our accounting and financial reporting;
•Selecting, appointing and overseeing our independent registered public accounting firm;
•Reviewing actions by management on recommendations of our independent registered public accounting firm and internal auditors;
•Meeting with management, the internal auditors and the independent registered public accounting firm to review the effectiveness of our system of internal controls and internal audit procedures; and
•Reviewing reports of bank regulatory agencies and monitoring management’s compliance with recommendations contained in those reports.

(1)Audit Committee Financial Expert
Each current member of the Audit Committee is expected to serve on the committee until our annual meeting of shareholders in 2027, if re-elected to the Board. The Board has determined that Mr. Smith is an audit committee financial expert on the basis of his education, his certified public accounting certificate, his professional experience in public accounting at the firm of EY (formerly known as Ernst & Young LLP) from 1986-1990 and his strong financial background managing Heritage Financial Group. Each member of the Audit Committee meets the additional independence criteria applicable to audit committee members under applicable Nasdaq rules.
To promote independence of the audit function, the committee consults separately with our independent registered public accounting firm, the internal auditors and management. We have adopted a written charter for the committee which sets forth the committee’s duties and responsibilities. The committee’s current charter is available in the Investor Relations section of our website at www.lakecitybank.com.

12

Corporate Governance and the Board of Directors
Compensation Committee

Members A. Faraz Abbasi (Chair) Darrianne P. Christian (Vice Chair) Blake W. Augsburger Emily E. Pichon M. Scott Welch Meetings in 2025: 2
Principal Responsibilities
The Compensation Committee is appointed by the Board to:
•Discharge the Board’s responsibilities relating to the compensation of the Company’s directors, its Chief Executive Officer and its other executive officers;
•Evaluate and approve all compensation of the Company's Chief Executive Officer and its other executive officers;
•Evaluate and recommend compensation for the Company's directors; and
•Produce an annual report and review all other disclosures regarding executive compensation required to be included in the Company’s proxy statement and other filings with the SEC in accordance with applicable rules and regulations.
The functions performed by the Compensation Committee include, among other things, the following:
•Review and approve the performance goals and objectives relevant to the compensation of our Chief Executive Officer and the other executive officers;
•Evaluate the performance of our Chief Executive Officer and the other executive officers and set the compensation level of our Chief Executive Officer and the other executive officers based upon such evaluation, including the long-term incentive component of such compensation;
•Review and approve all employment agreements, severance arrangements and change in control agreements or provisions, if any, for our Chief Executive Officer and the other executive officers;
•Make recommendations to the Board regarding the annual compensation of the directors, including incentive plans and equity-based compensation;
•Make recommendations to the Board regarding employee incentive compensation plans and equity-based plans and administer our equity incentive plans; and
•Evaluate the risks posed by the design and implementation of the compensation plans and evaluate the implementation of appropriate risk management and controls to avoid or mitigate any excessive risk.
The Compensation Committee may engage advisers to assist it in performing its duties only after evaluating the independence of any such advisers.

Each current member of the Compensation Committee, along with Ms. Creighton Truex, who joined the Board on May 14, 2025 , is expected to serve on the Compensation Committee until our annual meeting of shareholders in 2027, if re-elected to the Board. Each of the members meets the additional independence criteria applicable to compensation committee members under applicable Nasdaq rules and a “non-employee director" under Section 16 of the Securities Exchange Act of 1934, as amended (the "Exchange Act").
We have adopted a written charter for the Compensation Committee, which sets forth the Compensation Committee’s duties and responsibilities. The Compensation Committee’s current charter is available in the Investor Relations section of our website at www.lakecitybank.com.

2026 PROXY STATEMENT	13

Corporate Governance and the Board of Directors
Nominating and Corporate Governance Committee

Members Blake W. Augsburger (Chair) Robert E. Bartels, Jr. (Vice Chair) Emily E. Pichon Daniel B. Starr M. Scott Welch Meetings in 2025: 2
Principal Responsibilities
The primary purposes of the committee are to:
•Identify and recommend individuals to be presented to our shareholders for election or re-election to the Board;
•Review and monitor our policies, procedures and structure as they relate to corporate governance; and
•Oversee Environmental, Social and Governance matters.

Each current member of the Nominating and Corporate Governance Committee is expected to serve on the committee until our annual meeting of shareholders in 2027, if re-elected to the Board. Our Board has determined that each member of the Nominating and Corporate Governance Committee is “independent” under applicable Nasdaq rules. We have adopted a written charter for the committee, which sets forth the committee’s duties and responsibilities. The committee’s current charter is available in the Investor Relations section of our website at www.lakecitybank.com.
Director Nominations and Qualifications
For the 2026 annual meeting, the Nominating and Corporate Governance Committee nominated for re-election to the Board the 13 incumbent directors whose terms are set to expire at the annual meeting. These nominations were further approved by the full Board. We did not receive any shareholder nominations for director for the 2026 annual meeting.
The Nominating and Corporate Governance Committee evaluates all potential nominees for election, including incumbent directors, Board nominees and shareholder nominees, in the same manner. The following are the different factors the committee considers when nominating a candidate:

Qualities of the Candidate
As reflected in our Corporate Governance Guidelines, directors should possess certain minimum qualities, including the highest personal and professional ethics and integrity, a sufficient educational and professional background, demonstrated leadership skills, sound judgment, a strong sense of service to the communities that we serve and an ability to meet the standards and duties set forth in our code of conduct.
Age All directors must be age 72 or younger at the time of election, which is the mandatory retirement age established by the Board.
Conflicts of Interest
Potential nominees are evaluated to determine whether they have any conflicts of interest that may interfere with their ability to serve as effective Board members and are “independent” in accordance with Nasdaq requirements.

The committee has not, in the past, retained any third party to assist it in identifying candidates.

14

Corporate Governance and the Board of Directors
Diversity
We value the benefits that diversity brings to the Board. We believe a diverse board reflects a variety of perspectives and experiences, which leads to better informed decision-making. The committee ensures that women and minority candidates are included in the candidate pool from which director nominees are selected. On an ongoing basis, the committee assesses the board composition to ensure that it reflects a broad diversity of experience, professions and perspectives, including diversity in race, gender, geography and expertise. Currently, four of our thirteen directors are women, and two of our directors are underrepresented minorities. The committee, with the guidance and full support of the Board, is committed to further diversification of the Board.
BOARD DIVERSITY MATRIX
(as of February 24, 2026)

	Female	Male
Total Number of Directors : 13
Part I: Gender Identity
Directors	4	9
Part II: Demographic Background
African American	1	0
Asian	0	1
White	3	8
The committee generally identifies nominees by first evaluating the current members of the Board who are willing to continue in service. Current members of the Board with skills and experience that are relevant to our business and who are willing to continue in service are considered for re-nomination. If any member of the Board does not wish to continue in service or if the committee or the Board decides not to re-nominate a member for re-election, the committee would evaluate the skills and experience of a potential nominee in light of the criteria above.
Shareholder Communication with the Board, Nomination and Proposal Procedures
General Communications with the Board
Shareholders may contact Lakeland Financial’s Board by contacting J. Rickard Donovan, Corporate Secretary, by mail at Lakeland Financial Corporation, P.O. Box 1387, Warsaw, Indiana, 46581-1387 or by phone at (317) 348-0386. Mr. Donovan will generally not forward communications to the Board that are primarily commercial in nature or related to an improper or irrelevant topic.
Nominations of Directors
In accordance with our Restated Bylaws, a shareholder may nominate a director for election to the Board at an annual meeting of shareholders by delivering written notice of the nomination to the Company’s Chairman of the Board. To be timely, the notice must be delivered or mailed not less than 150 days nor more than 180 days prior to the date of the annual meeting. The shareholder’s notice of nomination must include the name and address of the proposed nominee, the principal occupation of the proposed nominee, the total number of shares of capital stock of Lakeland Financial that will be voted for each proposed nominee, the name and address of the shareholder making the nomination and the number of shares of capital stock of Lakeland Financial owned by the notifying shareholder. We may request additional information after receiving the notification.

2026 PROXY STATEMENT	15

Corporate Governance and the Board of Directors
Other Shareholder Proposals
For all other shareholder proposals to be considered for inclusion in our proxy statement and form of proxy relating to our annual meeting of shareholders to be held in 2027, shareholder proposals must be received by J. Rickard Donovan, our Corporate Secretary, at the above address, no later than November 5, 2026 and must otherwise comply with the rules and regulations set forth by the SEC.
Board Leadership Structure
Mr. Findlay, the Company's Chief Executive Officer, has served as Chairman of the Board of Lakeland Financial Corporation since November 2023. We believe this board leadership structure is the most appropriate at the current time because of the efficiencies achieved in combining the role of Chief Executive Officer and Chairman due to Mr. Findlay's detailed knowledge of the business and its day-to-day operations. We have a strong governance structure in place, including a designated lead independent director, to ensure the powers and duties of the dual role are handled responsibly. Furthermore, consistent with Nasdaq listing requirements, the independent directors have regularly had the opportunity to meet without Mr. Findlay or Ms. Pruitt in attendance. In 2025, there were two such executive sessions.
In 2023, the board of directors appointed Blake W. Augsburger as Lead Independent Director. The Lead Independent Director assists the Board in assuring effective corporate governance and serves as chairperson of the executive sessions and during any meetings or portions of meetings if Mr. Findlay is absent. This appointment is reviewed annually by the Nominating and Corporate Governance Committee.
Code of Conduct
We have a code of conduct in place that applies to all of our directors and employees. The code sets forth the standard of ethics that we expect all of our directors and employees to follow, including our Chief Executive Officer, President and Chief Financial Officer. The code of conduct is posted in the Investor Relations section of our website at www.lakecitybank.com. We intend to satisfy the disclosure requirements under Item 5.05 of Form 8-K regarding any amendment to or waiver of the code with respect to our Chief Executive Officer, President, Chief Financial Officer and other persons performing similar functions by posting such information on our website.
Insider Trading Policy
The Company has adopted an insider trading policy and related procedures governing the purchase, sale or other disposition of the Company’s securities by the Company and its directors, officers and employees. This policy is designed to promote compliance with insider trading laws, rules and regulations and applicable listing standards. Primarily, the policy prohibits the Company’s directors, officers and certain employees from engaging in transactions in Company securities during the period beginning 10 business days prior to the conclusion of each fiscal quarter and concluding two full trading days following the public release of earnings by the Company with respect to such fiscal quarter. A copy of the policy is filed as an Exhibit to the Company’s Annual Report on Form 10-K for the year ended December 31, 2025.
Policies and Practices Related to the Grant of Certain Equity Awards
The Company does not currently grant new awards of stock options, stock appreciation rights or similar option-like instruments ("Options"). Accordingly, the Company has no specific policy or practice on the timing of awards of Options in relation to the disclosure of material nonpublic information by the Company. In the event the Company determines to grant new awards of Options, the Board will evaluate the appropriate steps to take in relation to the foregoing.

16

Corporate Governance and the Board of Directors
Board’s Role in Risk Oversight
Our ability to manage risk inherent with the business is a key determining factor to our success. We face a number of risks, including general economic, interest rate, credit, regulatory, audit, reputational, cybersecurity, operational trust and fiduciary wealth advisory, among others. These risks are further described in our Annual Report on Form 10-K and other filings with the SEC.

The Board
As a whole and through its committees, the Board has responsibility for the oversight of risk management. In its risk oversight role, the Board has the responsibility for ensuring that the risk management processes designed and implemented by management are adequate and functioning as designed. The full Board is also charged with ultimate oversight responsibility for risk management. Various committees of the Board and members of management also have responsibilities with respect to our risk oversight.

Audit Committee
•Plays a significant role in monitoring and assessing our financial, legal and operational risks.
•Receives regular reports from the management team’s Senior Risk Officer regarding comprehensive organizational risk as well as particular areas of concern.

Compensation Committee
•Monitors and assesses the various risks associated with compensation policies.
•Oversees incentive plans to ensure a reasonable and manageable level of risk-taking consistent with our overall strategy.

Corporate Risk Committee
•Oversees the risk management practices of Lake City Bank, including management’s ability to assess and manage the Company’s credit, market, interest rate, liquidity, legal and compliance, reputational and enterprise risks.
•Provides a forum for open and regular communication between senior management and the Board in order to effectively manage risks.
•Meets quarterly.

Management Management is responsible for the day-to-day management of risks the Company faces.

In addition, the Company has designated Ms. Kristin L. Pruitt, President, as its Senior Risk Officer. Ms. Pruitt generally oversees management’s role in its risk management practices and she generally attends all Board and committee meetings. Additionally, Donald J. Robinson-Gay, Executive Vice President, Chief Credit Officer, is directly responsible for overseeing credit risk.
We believe that establishing the right “tone at the top” and providing for full and open communication between management and the Board is essential for effective risk management and oversight. Our executive management team meets regularly with other senior officers to discuss strategy and risks facing the Company. Senior officers attend many of the Board meetings, or, if not in attendance, are available to address any questions or concerns raised by the Board on risk management-related issues and any other matters. The Board has an annual offsite meeting with senior management to discuss strategies, key challenges, risks and opportunities for the Company. Additionally, each of our Board-level committees provides regular reports to the full Board and apprises the Board of our comprehensive risk profile and any areas of concern.

2026 PROXY STATEMENT	17

Environmental, Social and Governance
We are dedicated to bringing value to all stakeholders: our shareholders, our employees, our customers and our communities. We believe that Environmental, Social and Governance (“ESG”) considerations are important to delivering that value. We have programs and initiatives in place that direct our ESG efforts, including community development initiatives that provide services and support to the families and small-medium size businesses in our communities and a diversity and inclusion initiative. The Nominating and Corporate Governance Committee is responsible for the oversight of ESG matters.
For more detailed information regarding our ESG efforts, please go to “Corporate Social Responsibility” on our website at www.lakecitybank.com/about-us/corporate-social-responsibility.
The contents of our website are not filed or furnished with this proxy statement nor are they incorporated by reference into this or any of our other filings with the SEC. The information contained in this section of this proxy statement shall not be considered “filed” with the SEC, and such information shall not be incorporated by reference into any future filing under the Securities Act of 1933, as amended, or the Exchange Act, except to the extent that the Company specifically incorporates this section of this proxy statement by reference in such filing.

18

Director Compensation
During 2025, directors who were not employees of Lakeland Financial or Lake City Bank were paid the following retainer fees:

Component	Amount
Annual Director Retainer	$35,000
Annual Audit Committee Chairman Additional Retainer	15,000
Annual Lead Independent Director Retainer	15,000
Annual Governance Committee Chairman Additional Retainer	10,000
Annual Compensation Committee Chairman Additional Retainer	10,000
Annual Corporate Risk Committee Chairman Additional Retainer	10,000
Annual Stock Grant (number of shares)	1,300
Each director of Lakeland Financial is also a director of Lake City Bank and is not compensated separately for service on Lake City Bank’s Board.
Mr. Findlay, who is Chairman of the Board and also serves as our Chief Executive Officer, and Ms. Pruitt, who is a director and also serves as our President, are not paid any fees for their service as directors. The directors’ fees are reviewed annually by the Compensation Committee.
Directors may be awarded non-qualified stock options or stock grants at the discretion of the Compensation Committee, subject to an annual limitation for each director of 10,000 shares subject to stock options or stock appreciation rights and 10,000 shares subject to stock awards. In 2025, each non-employee director received two separate awards of 650 shares, for a total of 1,300 shares, of Lakeland Financial stock upon approval by the Board of the first award in January and the second award in July, granted under our 2017 Equity Incentive Plan. Similarly, for 2026, each non-employee director will receive two separate awards of 650 shares, for a total award of 1,300 shares, of Lakeland Financial stock upon approval by the Board of the first award in January 2026 and the second award in July 2026, with such awards to be granted under our 2025 Equity Incentive Plan. All final decisions regarding director compensation, whether in cash or equity, are made by the full board after receiving recommendations from the Compensation Committee.
Since 2011, the Board has maintained a stock ownership policy that currently requires directors hold a minimum of 5,000 shares of Lakeland Financial within five years a becoming a director. At the time the ownership requirement was set at its current level, 5,000 shares represented approximately the same value as five times the annual cash retainer for directors. This requirement will be reviewed each year by the Nominating and Corporate Governance Committee and may be adjusted to maintain a similar ratio. As of December 31, 2025, all of our non-employee directors met the requirements of our stock ownership policy.
The following table provides information on 2025 compensation for non-employee directors who served during 2025.

Name (a)	Fees Earned or Paid in Cash(1) (b)	Stock Awards(2)(3) (c)	Total (d)
A. Faraz Abbasi	$41,667	$87,003	$128,670
Blake W. Augsburger	60,000	87,003	147,003
Robert E. Bartels, Jr.	35,000	87,003	122,003
Darrianne P. Christian	45,000	87,003	132,003
Melinda J. Creighton Truex	23,333	42,198	65,531
Emily E. Pichon	38,333	87,003	125,336
Steven D. Ross	35,000	87,003	122,003
Daniel B. Starr	23,333	42,198	65,531
Brian J. Smith	35,000	87,003	122,003
Bradley J. Toothaker	50,000	87,003	137,003
M. Scott Welch	35,000	87,003	122,003
(1)We maintain the Lakeland Financial Corporation Directors Fee Deferral Plan under which non-employee directors are permitted to defer receipt of their directors fees and earn a rate of return based upon the performance of our stock. The amounts shown in this column include amounts that may have been deferred by the directors. We may, but are not required to fund the deferred fees into a trust which may hold our stock. The plan is nonqualified and the directors have no interest in the trust. The deferred fees and any earnings thereon are unsecured obligations of Lakeland Financial. No director received preferential or above-market earnings on deferred compensation. Any shares held in the trust are treated as treasury shares and may not be voted on any matter presented to shareholders. The number of shares attributable to each director under the plan is set forth in the footnotes to the Beneficial Ownership Table below.
(2)Represents the grant date fair value for fully vested stock awards based on a share price of $68.93 as of January 14, 2025 and $64.92 as of July 8, 2025, in accordance with FASB ASC Topic 718 - “Compensation-Stock Compensation.” See the discussion of equity awards in Note 14 of the Notes to Consolidated Financial Statements for Lakeland Financial’s financial statements for the year ended December 31, 2025. The number of fully vested shares granted during 2025 for each non-employee director was 1,300, 650 on January 14, 2025 and 650 on July 8, 2025.
(3)As of December 31, 2025, none of our non-employee directors held any outstanding stock awards or options.

2026 PROXY STATEMENT	19

Security Ownership of Certain Beneficial Owners and Management
The following table sets forth certain information with respect to the beneficial ownership of our common stock at February 24, 2026, the record date for the annual meeting: each person known by us to be the beneficial owner of more than 5% of the outstanding common stock; each director or nominee for the Board; each executive officer named in the Summary Compensation Table, which can be found later in this proxy statement; and all directors and executive officers of Lakeland Financial Corporation as a group. Beneficial ownership has been determined for this purpose in accordance with Rule 13d-3 under the Exchange Act, under which a person is deemed to be the beneficial owner of securities if the person has or shares voting power or investment power in respect of such securities or has the right to acquire beneficial ownership of securities within 60 days of February 24, 2026.

Name of Beneficial Owner	Amount and Nature of Beneficial Ownership(1)(2)		Percent of Class
5% Shareholders
BlackRock, Inc.(3)	3,704,496		14.2%
The Vanguard Group (4)	1,847,688		7.1%
Neuberger Berman Group, LLC.(5)	1,512,029		5.8%
Directors and Nominees
A. Faraz Abbasi	8,364	(6)	*
Blake W. Augsburger	38,202	(7)	*
Robert E. Bartels, Jr.	33,451	(8)	*
Darrianne P. Christian	16,185	(9)	*
Melinda J. Creighton Truex	100,456	(10)
David M. Findlay	110,251	(11)	*
Emily E. Pichon	21,090	(12)	*
Kristin L. Pruitt	26,062		*
Steven D. Ross	28,301		*
Brian J. Smith	89,664	(13)	*
Daniel B. Starr	1,702	(14)
Bradley J. Toothaker	44,888	(15)	*
M. Scott Welch	328,026	(16)	1.3%
Other Named Executive Officers
Lisa M. O’Neill	31,160	(17)	*
Eric H. Ottinger	30,898	(18)	*
Stephanie R. Leniski	9,347		*
All directors and executive officers as a group (20 persons)	939,112	(19)	3.6%
*    Indicates that the individual or entity owns less than half of one percent of Lakeland Financial's common stock.
(1)The total number of shares of common stock issued and outstanding on February 24, 2026 was 26,062,063.
(2)The information contained in this column is based upon information furnished to us by the persons named above and as shown on our transfer records. The nature of beneficial ownership for shares shown in this column, unless otherwise noted, represents sole voting and investment power.
(3)Includes entities related to reporting entity. Based upon a schedule 13G filed with the SEC on January 23, 2024. The address for the reporting entity is 50 Hudson Yards, New York, NY 10001.
(4)Includes entities related to reporting entity. Based upon a schedule 13G filed with the SEC on February 13, 2024. The address for the reporting entity is 100 Vanguard  Blvd., Malvern, PA 19355.
(5)Includes entities related to reporting entity. Based upon a schedule 13G filed with the SEC on July 21, 2025. The address for the reporting entity is 1290 Avenue of the Americas, New York, NY 10104.
(6)Includes 2,514 shares credited to Mr. Abbasi’s account as of February 5, 2026 under the terms of the Amended and Restated Lakeland Financial Corporation Directors Fee Deferral Plan.
(7)Includes 19,339 shares credited to Mr. Augsburger’s account as of February 5, 2026 under the terms of the Amended and Restated Lakeland Financial Corporation Directors Fee Deferral Plan.

20

Security Ownership of Certain Beneficial Owners and Management
(8)Includes 3,075 shares held in a trust in which Mr. Bartels serves as trustee.
(9)Includes 5,435 shares credited to Ms. Christian’s account as of February 5, 2026 under the terms of the Amended and Restated Lakeland Financial Corporation Directors Fee Deferral Plan.
(10)Includes 31,616 shares held by Ms. Creighton Truex's husband, as to which shares she has no voting or investment power; 22,500 shares held by CB Farms LLC, as to which shares she shares voting and investment power; and 10,205 shares credited to Ms. Creighton Truex's husband's account as of February 5, 2026 under the terms of the Amended and Restated Lakeland Financial Corporation Directors Fee Deferral Plan, which will be delivered in 6 remaining annual installments.
(11)Includes 781 shares held by Mr. Findlay’s individual retirement account.
(12)Includes 10 shares held by Ms. Pichon’s husband, as to which shares she has no voting or investment power and 942 shares credited to Ms. Pichon’s account as of February 5, 2026 under the terms of the Amended and Restated Lakeland Financial Corporation Directors Fee Deferral Plan.
(13)Includes 26,668 shares held in a trust in which Mr. Smith serves as trustee and 20,911 shares credited to Mr. Smith’s account as of February 5, 2026 under the terms of the Amended and Restated Lakeland Financial Corporation Directors Fee Deferral Plan.
(14)Includes 402 shares credited to Mr. Starr’s account as of February 5, 2026 under the terms of the Amended and Restated Lakeland Financial Corporation Directors Fee Deferral Plan.
(15)Includes 19,025 shares credited to Mr. Toothaker’s account as of February 5, 2026 under the terms of the Amended and Restated Lakeland Financial Corporation Directors Fee Deferral Plan.
(16)Includes 1,257 shares held by Mr. Welch’s individual retirement account; 2,895 shares held by Mr. Welch’s wife’s individual retirement account, as to which shares he shares voting and investment power; 200,411 shares held by Mr. Welch’s wife, as to which shares he shares voting and investment power; 39,000 shares held by BEL Leasing LLP, as to which shares he shares voting and investment power; 23,645 shares held by Welch Packaging Group, Inc., as to which shares he has sole voting and investment power; and 60,818 shares credited to Mr. Welch’s account as of February 5, 2026 under the terms of the Amended and Restated Lakeland Financial Corporation Directors Fee Deferral Plan.
(17)Includes 6,750 shares held by Ms. O’Neill’s individual retirement account and 20,121 shares held jointly, as to which shares she shares voting and investment power.
(18)Includes 600 shares held by Mr. Ottinger jointly, as to which shares he shares voting and investment power.
(19)This includes shares which have been allocated to executive officers under the 401(k) plan through December 31, 2025.

2026 PROXY STATEMENT	21

Certain Relationships and Related Transactions
Lake City Bank extends loans to its directors and officers and to their related interests. Such loans are made with the same terms, conditions, interest rates, and collateral requirements as those prevailing at the same time for comparable loans extended to other unrelated borrowers. Loans to directors and officers do not involve greater risks of collectability or present other unfavorable features than loans to other borrowers. All such loans are approved by the Lake City Bank Board of Directors in accordance with applicable bank regulatory requirements.
Lake City Bank entered into a Lease Agreement with EOZ Business, LLC for retail branch and office space in Elkhart, Indiana, in September 2020. Lakeland Financial Corporation and Lake City Bank director Brian Smith is approximately an 12% owner of EOZ Business, LLC. The initial term of the lease is for a period of 15 years, with two consecutive five-year renewal terms. The lease term commenced on January 31, 2022. Pursuant to the lease, monthly rent for 4,553 square feet of leased space will be $8,157.46 for the first year, increasing annually to $10,210.10 by the fifteenth year. In addition, Lake City Bank will be required to pay its proportionate share of common area maintenance fees for the building. The Lease Agreement was negotiated by Lake City Bank’s management at an arms' length basis. Management and the Board believe that the terms of the lease are reasonable and consistent with the customary terms of the local market. As part of its annual review of director independence, the Board considered and re-evaluated this lease arrangement when considering Mr. Smith’s independence and determined that it did not prevent Mr. Smith from being able to serve as an independent director.
The Company and Bank are an investor in certain funds managed by Centerfield Capital (“Centerfield”), a private equity investment firm. A. Faraz Abbasi, a director of the Company, is a Managing Partner and an owner of Centerfield. As of December 31, 2025, the Company had an aggregate investment balance of approximately $4.4 million in such funds, which are included in other assets on the consolidated balance sheet, and have remaining commitments to invest up to approximately $6.0 million. Under the terms of the applicable funds, Centerfield is entitled to customary management fees with respect to the amounts under management and investment gains and it is estimated that Mr. Abbasi’s interest in such fees was approximately $75,000 annually for the year ended December 31, 2025. As part of its annual review of director independence, the Board considered and re-evaluated this transaction when considering Mr. Abbasi's independence and determined that it did not prevent Mr. Abbasi from being able to serve as an independent director.
Additionally, pursuant to its charter, the Nominating and Corporate Governance Committee evaluates and pre-approves any non-lending, material transaction between Lakeland Financial and any director or officer. The charter does not provide any thresholds as to when a proposed transaction needs to be pre-approved but the committee evaluates those proposed transactions that may affect a director’s independence or create a perception that the transaction was not fair to Lakeland Financial or not done at arms length. Generally, transactions that do not require disclosure in our proxy statement under SEC rules (without regard to the amount involved) do not require the Nominating and Corporate Governance Committee’s pre-approval. A director may not participate in any discussion or approval by the Nominating and Corporate Governance Committee of any related party transaction with respect to which he or she is a related party, but must provide to the Nominating and Corporate Governance Committee all material information reasonably requested concerning the transaction.
Delinquent Section 16(a) Reports
Section 16(a) of the Exchange Act requires that our executive officers, directors and persons who own more than 10% of our common stock file reports of ownership and changes in ownership with the SEC. Based solely on our review of reports filed on EDGAR during the most recent fiscal year, and, if appropriate, representations made to us by any reporting person concerning whether a Form 5 was required to be filed for 2025, we are aware of one sale transaction by Mr. Ross that was not timely disclosed on a Form 4. Other than this transaction, we are not aware that any of our directors, executive officers or 10% shareholders failed to comply with the filing requirements of Section 16(a) during 2025.

22

Proposal No. 1

Election of Directors
The Company’s Board is currently comprised of 13 directors, each serving a term that will expire at this year’s Annual Meeting. Shareholders will be entitled to elect 13 directors for a term expiring in 2027 at the annual meeting.
We have no knowledge that any nominee will refuse or be unable to serve. In the event any of the nominees is unavailable for election, the holders of the proxies will be entitled to vote for any substitute nominee when voting at the meeting.
Set forth below is information concerning the nominees for election, including the age, the year first appointed or elected as a director and the other positions held by the person at Lakeland Financial and Lake City Bank. The nominees, if elected at the annual meeting, will serve as directors for a one-year term expiring in 2027. Each of the nominees is an incumbent director and has served as a director of Lakeland Financial for at least one term.
The directors will be elected by a plurality voting standard. Each vote is required to be counted “FOR” or “WITHHOLD” with respect to the director’s election. Consequently, the 13 director nominees receiving the most votes “FOR” election will be elected as a director.

The Board recommends that shareholders vote “FOR” each of the nominees for director.

2026 PROXY STATEMENT	23

Proposal No. 1 — Election of Directors
Nominees

Name and Primary Occupation Current Term Expires 2026	Age	Director Since	Committee Membership
			AC	CC	CRC(1)	NCGC
A. Faraz Abbasi Director of Lakeland Financial and Lake City Bank	53	2022
Blake W. Augsburger Director of Lakeland Financial and Lake City Bank	62	2011
Robert E. Bartels, Jr. Director of Lakeland Financial and Lake City Bank	61	2002
Darrianne P. Christian Director of Lakeland Financial and Lake City Bank	54	2018
Melinda J. Creighton Truex Director of Lakeland Financial and Lake City Bank	61	2025
David M. Findlay Chairman and Chief Executive Officer of Lakeland Financial and Lake City Bank	64	2010
Emily E. Pichon Director of Lakeland Financial and Lake City Bank	62	2002
Kristin L. Pruitt President and Director of Lakeland Financial and Lake City Bank	54	2023
Steven D. Ross Director of Lakeland Financial and Lake City Bank	71	2000
Brian J. Smith Director of Lakeland Financial and Lake City Bank	61	2011
Daniel B. Starr Director of Lakeland Financial and Lake City Bank	58	2025
Bradley J. Toothaker Director of Lakeland Financial and Lake City Bank	57	2011
M. Scott Welch Director of Lakeland Financial and Lake City Bank	65	1998

AC	Audit Committee	Chair
CC	Compensation Committee	Vice Chair
CRC	Corporate Risk Committee	Member
NCGC	Nominating and Corporate Governance Committee	Audit Committee Financial Expert
(1)The Corporate Risk Committee is a committee of the Board of Directors of Lake City Bank,

24

Proposal No. 1 — Election of Directors
Skills and Experience

Industry	Brand	Technology	Board

Finance	Human Capital Management	Risk Management	Corporate Governance & Ethics

All directors will hold office for the terms indicated, or until their earlier death, resignation, removal or disqualification, and, following the expiration of their terms, until their respective successors are duly elected and qualified or the number of directors is decreased. There are no arrangements or understandings between any of the nominees, directors or executive officers and any other person pursuant to which any of our nominees, directors or executive officers have been selected for their respective positions. No nominee, member of the Board or executive officer is related to any other nominee, member of the Board or executive officer. No nominee or director has been a director of another “public corporation” (i.e. subject to the reporting requirements of the Exchange Act) or of any investment company within the past five years except for Mr. Welch.
The business experience of each of the nominees for the past five years as well as their qualifications to serve on the Board is as follows:
A. Faraz Abbasi

Age 53 Director Since 2022 Committees Audit, Compensation (Chair)

Background
•Managing Partner at Indianapolis, Indiana-based Centerfield Capital, a private equity investment firm that works closely with equity sponsors, independent sponsors, business owners and management teams who seek subordinated debt and equity financing to build companies and create value.
•Responsible for overseeing the partnership and investor relations.
•Member of the Partnership’s Investment Committee.
•In sales and operations at Praxair, Inc. and Rodel, Inc. before joining Centerfield in 2001.
Director Qualifications
We consider Mr. Abbasi to be a qualified candidate for service on the Board as well as the Audit Committee and the Compensation Committee due to his experience and leadership working with investors and companies from a variety of sectors.

	Industry	Brand	Technology	Board	Finance	Corporate Governance & Ethics

2026 PROXY STATEMENT	25

Proposal No. 1 — Election of Directors
Blake W. Augsburger

Age 62 Director Since 2011 Committees Compensation, Nominating and Corporate Governance (Chair)

Background
•Founder and Chief Executive Officer of LEA Professional, which designs and manufactures audio amplifiers for the commercial, residential and professional audio markets.
•Former Executive Vice President and America’s Country Manager for Harman International Industries, Inc., a Fortune 500 company that designs and manufactures audio and infotainment products and systems.
•Served for ten years as the President of the Harman Professional Division, which is based in Northridge, California.
Director Qualifications
We consider Mr. Augsburger to be a qualified candidate for service on the Board as well as the Nominating and Corporate Governance Committee and the Compensation Committee due to his leadership skills and expertise developed as a former executive of a large, complex public company.

	Industry	Brand	Technology	Board	Corporate Governance & Ethics

Robert E. Bartels, Jr.

Age 61 Director Since 2002 Committees Audit, Nominating and Corporate Governance (Vice Chair)

Background
•Partner in Incedo LLC and family office managing investments and business interests.
•Former President and Chief Executive Officer of Martin’s Supermarkets, Inc., a regional supermarket chain headquartered in South Bend, Indiana.
Director Qualifications
We consider Mr. Bartels to be a qualified candidate for service on the Board as well as the Audit Committee and the Nominating and Corporate Governance Committee due to his skills and expertise acquired as the former leader of a successful business that is prominent in many of our markets. Mr. Bartels was a third-generation family business owner with approximately 37 years of supermarket and retail experience, including 21 years of executive practice. He currently manages his family office including investment management, estate planning, tax matters and intra-generational wealth management.

	Brand	Board	Finance	Human Capital Management	Risk Management	Corporate Governance & Ethics

26

Proposal No. 1 — Election of Directors
Darrianne P. Christian

Age 54 Director Since 2018 Committees Compensation (Vice Chair), Corporate Risk (Chair)

Background
•Currently involved with leading strategic initiatives for BCforward, a global information technology consulting and workforce fulfillment firm founded by Ms. Christian and her husband, Justin Christian, in 1998.
•Former program manager and an IT consultant from 1995-2003 and former officer with the Central Intelligence Agency from 1990-1995.
•Board member of Newfields (formerly the Indianapolis Museum of Art) and the Eskenazi Foundation.
•Works closely with the Justin and Darrianne Christian Center for Diversity and Inclusion at DePauw University.
Director Qualifications
We consider Ms. Christian to be qualified to serve on the Board as well as the Compensation Committee and the Corporate Risk Committee due to her personal and professional engagement with several prominent nonprofits located in Indianapolis and her professional experience in the technology sector, which we believe will be valuable as we work to ensure that we remain innovative in providing technology-driven solutions to our clients.

	Technology	Board	Risk Management	Corporate Governance & Ethics

Melinda J. Creighton Truex

Age 61 Director Since 2025 Committees Compensation, Nominating and Corporate Governance

Background
•President of CB Farms LLC, a Warsaw based-family owned farm founded in 1925.
•Extensive experience in the agricultural sector and developing innovative initiatives with CB Farms LLC, including educational and farm-to-table experiences.
•Served in leadership roles with national and local agricultural advocacy organizations, including the American Egg Board, United Egg Producers, Indiana State Poultry Association and Purdue University Animal Science Department Dean's Advisory Committee.
Director Qualifications
We consider Ms. Truex to be qualified to serve on the Board as well as the Audit Committee and Compensation Committee due to her deepened local and national ties in the agricultural sector.

	Industry	Brand	Board	Human Capital Management	Corporate Governance & Ethics

2026 PROXY STATEMENT	27

Proposal No. 1 — Election of Directors
David M. Findlay

Age 64 Director Since 2010 Committees Corporate Risk

Background
•Presently serves as the Chairman of the Board and Chief Executive Officer of Lakeland Financial and Lake City Bank.
•Served as President and Chief Executive Officer from 2014-2023, President and Chief Financial Officer from 2010-2014 and Chief Financial Officer from 2000-2010.
•Served as the Chief Financial Officer of Quality Dining, Inc., then a publicly traded company with its headquarters in South Bend, Indiana, prior to joining Lakeland Financial in September 2000.
•Served in various capacities with The Northern Trust Company in Chicago, Illinois prior to joining Quality Dining, Inc.
Director Qualifications
We consider Mr. Findlay to be qualified to serve on the Board due to his familiarity with Lakeland Financial’s operations he has acquired as its President and Chief Financial Officer, his experience in the financial services industry and his prior experience as the Chief Financial Officer of a publicly traded company.

	Industry	Brand	Board	Finance	Human Capital Management	Risk Management	Corporate Governance & Ethics

Emily E. Pichon

Age 62 Director Since 2002 Committees Compensation, Nominating and Corporate Governance

Background
•President of the Olive B. Cole Foundation, officer and director of the M E Raker Foundation Inc. and the Howard P. Arnold Foundation, Inc., each a private charitable foundation focused on northeast Indiana education, economic development and/or conservation based in Fort Wayne, Indiana.
Director Qualifications
We consider Ms. Pichon to be qualified to serve on the Board as well as the Nominating and Corporate Governance Committee and the Compensation Committee due to her experience with several prominent charitable foundations located in Fort Wayne and her education and training as an attorney.

	Industry	Brand	Board	Finance	Human Capital Management	Risk Management	Corporate Governance & Ethics

28

Proposal No. 1 — Election of Directors
Kristin L. Pruitt

Age 54 Director Since 2023 Committees Corporate Risk

Background
•Presently serves as President of Lakeland Financial and Lake City Bank.
•Served as Executive Vice President, Chief Administrative Officer, 2019-2023, Executive Vice President and General Counsel, 2014-2019, and Senior Vice President and General Counsel, 2008-2014.
•Served as Assistant General Counsel and Chief Compliance Officer at 1st Source Bank in South Bend, Indiana prior to joining Lakeland Financial in 2008.
•Previously practiced law with Skadden, Arps, Slate, Meagher & Flom in Washington DC and with Baker and Daniels in South Bend, Indiana.
Director Qualifications
We consider Ms. Pruitt to be qualified to serve on the Board due to her experience with Lakeland Financial’s operations acquired as its President and her experience in the financial services industry.

	Industry	Brand	Board	Human Capital Management	Risk Management	Corporate Governance & Ethics

Steven D. Ross

Age 71 Director Since 2000 Committees Audit, Corporate Risk (Vice Chair)

Background
•Former owner of Ross and Associates, a real estate management company.
•Former President of Heartland Coffee Company, a regional coffee and beverage service company, based in Warsaw, Indiana.
•Former President of Bertsch Services, Inc., a regional food service and vending company, which was based in Warsaw, Indiana prior to its sale.
Director Qualifications
We consider Mr. Ross to be a qualified candidate for service on the Board as well as the Audit Committee and the Corporate Risk Committee due to his skills and expertise acquired as president of a successful business in Kosciusko County and his knowledge of the business community in this region.

	Industry	Board	Finance	Human Capital Management	Risk Management	Corporate Governance & Ethics

2026 PROXY STATEMENT	29

Proposal No. 1 — Election of Directors
Brian J. Smith

Age 61 Director Since 2011 Committees Audit (Vice Chair), Corporate Risk

Background
•Co-Chief Executive Officer of Heritage Financial Group, Inc., a real estate investment and management and consumer finance company, based in Elkhart, Indiana.
Director Qualifications
We consider Mr. Smith to be a qualified candidate for service on the Board as well as the Audit Committee and the Corporate Risk Committee due to his expertise in the manufactured housing and consumer finance industries, which is a significant industry in northern Indiana, and his knowledge of the Elkhart, Indiana market as a prominent member of the business community. Additionally, Mr. Smith has a strong financial background as a certified public accountant, which adds meaningful expertise to the Audit Committee.

	Industry	Board	Finance	Human Capital Management	Risk Management	Corporate Governance & Ethics

Daniel B. Starr

Age 58 Director Since

Background
•Chief Executive Officer of True Value and Do it Best Corp., a member-owned hardware, lumber and building materials buying cooperative in the home improvement industry.
•Held several leadership roles within Do it Best, Corp. prior to becoming President and CEO in 2016.
•Prior to Do it Best, Corp., he was a partner with Barnes & Thornburg LLP serving as the firm's Business Tax & Real Estate departmental administrator in Fort Wayne, Indiana.
Director Qualifications
We consider Mr. Starr to be a qualified candidate for service on the Board as well as the Nominating and Corporate Governance Committee and the Corporate Risk Committee due to his skills and experience acquired as the leader of a successful business and other leadership roles within the grater Fort Wayne community.

	Brand	Board	Finance	Human Capital Management	Risk Management	Corporate Governance & Ethics

30

Proposal No. 1 — Election of Directors
Bradley J. Toothaker

Age 57 Director Since 2011 Committees Audit (Chair), Corporate Risk

Background
•Executive Chairman and former Chief Executive Officer of Bradley Company, a large Midwest-based, full-service real estate company.
Director Qualifications
We consider Mr. Toothaker to be a qualified candidate for service on the Board as well as the Audit Committee and the Corporate Risk Committee due to his extensive knowledge of business operations and leadership in the real estate sector in our region and his knowledge of the Northern Indiana market.

	Industry	Brand	Board	Finance	Human Capital Management	Risk Management	Corporate Governance & Ethics

M. Scott Welch

Age 65 Director Since 1998 Committees Compensation, Nominating and Corporate Governance

Background
•Chief Executive Officer of Welch Packaging Group, Inc., which is primarily engaged in producing industrial and point of purchase packaging and is headquartered in Elkhart, Indiana.
•Lead Director of the board of Patrick Industries, Inc.
Director Qualifications
We consider Mr. Welch to be a qualified candidate for service on the Board as well as the Nominating and Corporate Governance Committee and the Compensation Committee due to his skills and expertise in the manufacturing industry and his past experience with growing and leading organizations.

	Industry	Brand	Board	Finance	Human Capital Management	Risk Management	Corporate Governance & Ethics

2026 PROXY STATEMENT	31

Executive Officers
In addition to Mr. Findlay and Ms. Pruitt, the executive officers of Lakeland Financial are detailed below. Our Named Executive Officers as of December 31, 2025, are identified in the Summary Compensation Table of the Executive Compensation section.

Age 58

Lisa M. O’Neill
•Executive Vice President, Chief Financial Officer of Lakeland Financial and Lake City Bank, 2014–present.
•Chief Financial Officer of Bank First National Corporation in Manitowoc, Wisconsin, 2007–2014.
•Controller of Private Bancorp, Inc., 1999–2006.
•Served in the financial institutions group audit practice of Arthur Andersen, 1989–1999.

Age 55

Eric H. Ottinger
•Executive Vice President, Chief Commercial Banking Officer of Lakeland Financial and Lake City Bank, 2011–present.
•Head of Lake City Bank's Wealth Advisory Group, 2009–2011.
•Commercial East Regional Manager of Lake City Bank, 2002–2009.
•Vice President, Commercial Loan Officer of Lake City Bank, 1999–2002.
•Started his career as a Commercial Lending Officer in 1993.

Age 51

Stephanie R. Leniski
•Executive Vice President, Chief Retail Banking Officer of Lakeland Financial and Lake City Bank, 2025-present.
•Senior Vice President, Chief Retail Banking Officer of Lake City Bank, 2019–2025.
•Senior Vice President, Retail Regional Manager of Lake City Bank, 2017-2019.
•Vice President, Retail Regional Manager of Lake City Bank, 2012-2017.
•Started her career in financial services in 1996.

Age 48

Donald J. Robinson-Gay
•Executive Vice President, Chief Credit Officer of Lakeland Financial and Lake City Bank, 2026-present.
•Senior Vice President, Chief Credit Officer of Lakeland Financial and Lake City Bank, 2023–present.
•Senior Vice President, Regional Credit Officer of Lake City Bank, 2020-2023.
•Vice President, Regional Credit Officer of Lake City Bank, 2018-2020.
•Began his banking career in 2003.

Age 57

J. Rickard Donovan
•Senior Vice President, General Counsel and Corporate Secretary of Lakeland Financial and Lake City Bank, 2019–present.
•Partner with Rothberg, Logan & Warsco LLP, 2001-2019.
•Attorney for Rothberg, Logan & Warsco LLP, 1993-2019.

Age 46

Kyra E. Clark
•Senior Vice President, Chief Human Resources Officer of Lakeland Financial and Lake City Bank, 2020-present.
•Director of Human Resources for City of South Bend, 2017-2020.
•Staff Attorney for Barnes & Thornburg, 2008-2017.

Age 55

Carrie A. Gutman
•Senior Vice President, Chief Wealth Advisory Officer of Lakeland Financial and Lake City Bank, 2024–present.
•Senior Vice President, Chief Fiduciary Officer of Lake City Bank, 2023-2024.
•Began her banking career in 2016.
•Practiced general civil law for 20 years.

32

Compensation Discussion and Analysis
This compensation discussion and analysis (“CD&A”) describes the philosophy, objectives, process, components and additional aspects of our 2025 executive compensation program. This CD&A is intended to be read in conjunction with the tables that immediately follow this section, which provide further historical compensation information. Our named executive officers (“NEOs”) for the year ended December 31, 2025, were as follows:

Name	Position
David M. Findlay	Chairman and Chief Executive Officer
Kristin L. Pruitt	President
Lisa M. O’Neill	Executive Vice President, Chief Financial Officer
Eric H. Ottinger	Executive Vice President, Chief Commercial Banking Officer
Stephanie R. Leniski(1)	Executive Vice President, Chief Retail Banking Officer
(1)As previously reported on January 16, 2025 on a Current Report on Form 8-K filed with the Securities and Exchange Commission, Ms. Leniski was appointed as Executive Vice President and Chief Retail Banking Officer on January 15, 2025.
I.    Business and Compensation Overview
A.    2025 Select Business Highlights
We have a long-term track record of performing at the top of our peer group on key profitability measures, such as diluted earnings per share, return on average assets (“ROAA”), return on average equity (“ROAE”), and the total risk-based capital ("RBC") ratio, which are common metrics within the banking industry and allows us to directly compare performance against similarly sized and situated banking institutions. In 2025, our profitability results were positively impacted by solid loan and deposit growth and net interest margin expansion.
•Diluted Earnings Per Share. Net income increased $9.9 to $103.4, or $4.01 per diluted share, in 2025 compared $93.5, or $3.63 per diluted share, in the prior year.
•ROAA. For 2025 ROAA totaled 1.5%, an increase from 1.4% in 2024. Compared to the compensation peer group, we ranked in the 72nd percentile for 2025.
•ROAE. Our ROAE for 2025 ranked in the 94th percentile of the compensation peer group and totaled 14.40%, an increase from 14.12% in 2024.
•RBC Ratio. Our total RBC ratio for 2025 equaled 15.92%, significantly exceeding the regulatory "well capitalized" minimum threshold, ranking in the 83rd percentile of the compensation peer group for 2025.

2026 PROXY STATEMENT	33

Compensation Discussion and Analysis
The following charts demonstrate the positioning of our ROAA and ROAE compared to the peer group described on page 38 over each of the last five years. As shown below, our ROAA and ROAE have consistently ranked in the top 25th percentile. Our ROAA over the five-year period was at the 81st percentile of our peer group and our average ROAE over that period was at the 92nd percentile of our peer group.
LKFN vs Peers: Return on Average Assets

ROAA (%)
2.00
1.50
1.00
0.50
2021
2022
2023
2024
2025

LKFN vs Peers: Return on Average Equity

B.    Key Aspects of 2025 Executive Compensation
1.    Majority of our NEOs’ compensation is performance-based, including 69% variable, at-risk compensation for our CEO
CEO’s performance-based compensation. Approximately 69% of our CEO’s 2025 compensation was variable and at-risk, with the substantial majority being performance-based. In addition, 60% of our CEO’s long-term incentive grant was in the form of performance share units (“PSUs”). The PSUs are subject to a three-year performance metrics tied to three key financial goals. The PSUs will vest, if at all, based on the achievement of the performance metrics over such three-year performance period. The other 40% of our CEO’s long-term incentive (“LTI”) grant was in the form of time-based restricted share units (“RSUs”), which cliff vest following the same

34

Compensation Discussion and Analysis

three-year period. The table below shows the percentages of our CEO’s performance-based compensation in his total compensation and percentage of performance-based LTI awards in his total LTI grants.

Executive	Position	Base Salary	Target Annual Incentive	Target Long-Term Incentive: PSUs	Target Long-Term Incentive: RSUs	Total
David Findlay	Chairman and CEO	$741,750	$370,875	$521,833	$782,749	$2,417,207
% of Total		31%	15%	32%	22%
% of LTI				60%	40%
Other NEOs’ performance-based compensation. For our NEOs other than our CEO, 60% of the value of the target equity grant is also in the form of PSUs, and the other 40% in the form of time-based RSUs. This enhances the strong link between pay and performance for our NEOs and the alignment of the interests of our NEOs with those of Lakeland Financial and its shareholders.
2.    Our performance targets for annual cash incentive and PSUs are rigorous
Annual Cash Incentive. At the beginning of 2025, the Compensation Committee established the annual bonus plan target of $97.1 million for the adjusted net income goal. Factoring in the relevant opportunities and risks, this objective was rigorous, aggressive and challenging, attainable only with strong performance.
The 2025 target was 3.9% higher than the 2024 actual result of $93.5 million. In order to earn any payout, a minimum of 70% of target performance had to be achieved. For the 2025 annual incentive plan, the Compensation Committee and the Board determined that the Company’s achievement was 106% of our 2025 adjusted net income. Based on achievement of this corporate objective, along with the determinations of the NEOs’ individual performance achievement (which represented 50% of the target total opportunity), the Committee and the Board approved an annual incentive plan payout of 106% of target for the CEO and other NEOs.
PSU Awards. To earn any PSUs at threshold for a particular metric, the performance of the metric must achieve a minimum of 75% of target, which is a rigorous and challenging level. In addition, the Compensation Committee and the Board established three-year goals for the performance period.
For the fiscal 2023-2025 PSUs, actual performance on each of the revenue growth, diluted EPS growth, and average return on beginning equity growth are below target, below threshold, and below target, respectively. The fiscal 2023-2025 PSUs are paid at 42% of the target, which demonstrates the rigor of our targets and alignment between pay and performance.
3.    Realizable Pay Demonstrates Pay for Performance Alignment
As described in more detail below, a core component of our compensation philosophy is to incentivize our executive officers by creating a strong link between their performance and compensation. To show the alignment of pay outcomes with performance, it is useful to illustrate the amounts realizable as of December 31, 2025, relative to the target amounts of CEO compensation set by the Compensation Committee, the Board, and shareholders for the relevant year.
Realizable pay shows this relationship because it reflects the actual value of annual incentives and equity awards received or to be received by our CEO, and fluctuates with financial metric performance and with increases or decreases in share price. For this reason, contrasting target pay with realizable pay provides a meaningful demonstration of the pay for performance alignment of our executive compensation program.

2026 PROXY STATEMENT	35

Compensation Discussion and Analysis
The following chart demonstrates the relationship between the target pay and the realizable pay values, in each of the past three years, of our CEO’s: (i) base salary; (ii) annual incentive, and (ii) annual stock awards, including PSUs and RSUs. When the Company does not meet performance targets and/or the share price decreases, the CEO’s realizable pay declined, which demonstrates the link between pay and performance.
Target Pay vs. Realizable Pay

$3,000,000
$2,500,000
$2,000,000
$1,500,000
$1,000,000
$500,000
$0
$2,093,465
$2,190,851
$2,013,698
$1,834,676
$ 2,417,207
$1,684,148
Target
Realizable
Target
Realizable
Target
Realizable
2023
2024
2025

Base Salary	Annual Cash Incentive	Stock Awards
The realizable value shown for the annual cash incentive reflects actual adjusted net income and individual performance for the applicable year, and when contrasted with target value, underscores the link of the pay outcome to actual performance. We calculated the realizable value of stock awards by multiplying (a) the sum of (i) the number of actually earned and vested PSUs for the completed 2021-2023, 2022-2024, and 2023-2025 performance periods and (ii) the number of vested time-based RSUs for the same performance periods by (b) the stock price per share on the vesting date.
C.    2025 Say-on-Pay Vote and Shareholder Engagement
The Company, the Board and the Compensation Committee pay careful attention to communications received from shareholders regarding executive compensation, including the non-binding advisory vote. At the 2025 annual meeting of shareholders, our shareholders approved the compensation of our NEOs on an advisory basis, with approximately 95% of the votes cast “For” such approval. The Compensation Committee interpreted shareholder approval of the executive compensation program at such a level as indicating that a substantial majority of shareholders view our executive compensation program, plan design and governance as being well aligned with our shareholders, their investor experience and business outcomes.

36

Compensation Discussion and Analysis
II.    Executive Compensation Philosophy and Objectives
A.    Compensation Philosophy
The overall objective of our compensation programs is to align executive officer compensation with the success of meeting long-term strategic operating and financial goals. Our compensation programs are designed to create meaningful incentives to manage the business successfully, with a constant focus on short-term and long-term performance under the strategic plan and key operating and financial objectives. Our philosophy is intended to align the interests of executive officers with the long-term interests of our shareholders. The executive compensation program is structured to accomplish the following objectives:
•Encourage a consistent and competitive return to shareholders over the long-term.
•Maintain a corporate environment that encourages stability and a long-term focus for the primary constituents of Lakeland Financial, including its shareholders, clients, employees, communities and government regulatory agencies.
•Retain key personnel critical to our long-term success.
•Provide for management succession planning and related considerations.
•Emphasize formula-based components such as performance-based bonus plans and long-term incentive plans in order to focus management efforts on the execution of corporate goals.
•Encourage increased productivity.
•Responsibly manage risks related to compensation programs.
B.    Compensation Program Governance
The Compensation Committee assesses the effectiveness of our executive compensation program from time to time and reviews risk mitigation and governance matters, which includes maintaining the following best practices:
What We Do
•The majority of total executive compensation opportunity is variable and at-risk, with a substantial portion tied to performance goal achievement.
•The allocation of incentives among the annual cash incentive plan and long-term equity awards incentivizes performance to reach shorter-term goals without over-emphasizing short-term performance at the expense of achieving long-term goals.
•To ensure that no single measure affects compensation disproportionately, we use a diverse set of financial and operational performance goals in the design of our compensation program.
•To provide information and advice for use in Compensation Committee decision-making, our Compensation Committee has engaged an independent compensation consultant.
•For compensation decisions, we maintain and reference a peer group of companies based on industry, asset size and geography, reviewing and updating this compensation peer group periodically and as necessary or appropriate.
•Our executive officers are subject to guidelines to maintain certain levels of stock ownership.
•We maintain a clawback policy to recoup cash and equity-based incentives paid to executive officers earned based on a material error in the financial statements.
What We Don’t Do
•We prohibit insider employees and non-employee directors from engaging in hedging transactions in our securities. Pledging transactions as collateral for a lending relationship must be pre-cleared by the Company’s Nominating and Corporate Governance Committee.
•No excise tax gross ups in employment or change in control agreements.
•No dividend equivalents are paid with respect to units granted to participants.

2026 PROXY STATEMENT	37

Compensation Discussion and Analysis
III.    Determination of Named Executive Officer Compensation
A.    Role of the Board, Compensation Committee, and Management
In considering appropriate levels of compensation for executives, the Compensation Committee considers the Company’s performance and individual NEO performance and experience, as well as peer and broader financial services industry comparisons and affordability analysis. When deemed appropriate, the Compensation Committee requests that its independent compensation consultant provide it with survey data of executive compensation for financial services companies that are comparable to the Company. The Compensation Committee generally does not request such market data from the compensation consultant every year.
The Chair of the Compensation Committee works with the CEO and the Human Resources department to establish the agenda for Compensation Committee meetings. The CEO and Human Resources department also interface with the Compensation Committee in connection with the Compensation Committee’s executive compensation decision-making, providing comparative market data as well as making recommendations. The Compensation Committee periodically meets with the CEO and members of the Human Resources department to assess progress toward meeting objectives set by the Board for both annual and long-term compensation. The Compensation Committee also meets in executive session without management present when appropriate. Our CEO does not play any role with respect to any matter affecting his own compensation and is not present when the Compensation Committee discusses and formulates the compensation recommendation.
The Compensation Committee reviews all the components of compensation in making determinations on the mix, amount, and form of executive compensation. While the Compensation Committee does not use any quantitative formula or multiple for comparing or establishing compensation for executive management, it is mindful of internal pay equity considerations and assesses the relationship of the compensation of each executive to other members of executive management.
B.    Role of the Independent Compensation Consultant
For the 2025 executive compensation program, the Compensation Committee did not retain an outside consultant to assess executive compensation. Instead, the Compensation Committee relied on the 2023 report from Pearl Meyer & Partners, a compensation consulting firm, which assessed the effectiveness of the Company’s executive compensation programs. This report from Pearl Meyer helped facilitate the executive officer compensation process, including the creation of a compensation peer group for comparing our NEOs’ compensation to the market and provided advice and information on other executive compensation matters. Pearl Meyer & Partners is independent, reports directly to the Compensation Committee and performs no other work for the Company other than assisting the Compensation Committee in its review of the total compensation program.
C.    Peer Group
The Compensation Committee believes that obtaining relevant market and peer group data is very important to making determinations about executive officer compensation. Such information provides a reference point for making decisions.
The Compensation Committee takes into consideration the structure and components of, and the amounts paid under, the executive compensation programs of other, comparable peer companies, as derived from public filings and other sources, when making decisions about the structure and component mix of our executive compensation program. The Compensation Committee also considers the practices of our competitors and the broader industry for recruiting and retaining talent.
The peer group is updated periodically by the Compensation Committee, based on a process that includes recommendations from internal sources, including the Human Resources department, and external sources such as our independent compensation consultant, to reflect the companies against which the Company competes for executive talent or for shareholder investment.

38

Compensation Discussion and Analysis
In 2023, the Compensation Committee, with the assistance of Pearl Meyer, developed a peer group for certain compensation decisions. The Compensation Committee believes this peer group continued to be appropriate for 2025 for comparative analysis. The peer group used for 2025 compensation was defined using the following criteria:
•Public bank holding companies with total assets between $4.9 and $18 billion.
•Located in the central region of the U.S.
•Commercial banks of similar asset size, financial performance and organizational structure as well as those that are key competitors for executive talent.
The compensation peer group consisted of the following companies:

Park National Corporation
Old Second Bancorp, Inc.
Community Trust Bancorp
First Merchants Corporation
City Holding Company
Independent Bank Corporation
Midland States Bancorp
CNB Financial Corporation
Horizon Bancorp
QCR Holdings, Inc.

First Commonwealth Financial Corp.
1st Source Corporation
First Busey
Peoples Bancorp
Republic Bancorp
Stock Yards Bancorp
German American
First Financial Corporation
MidWestOne Financial
Mercantile Bank Corporation

IV.    Elements of 2025 Compensation
The Compensation Committee has structured our executive compensation program to ensure that our NEOs are compensated in a manner consistent with shareholder interests, competitive pay practices, and applicable requirements of regulatory bodies.
The components of our 2025 executive compensation program consist primarily of elements that are generally available to our employees, including base salary, annual cash incentive, long-term incentive, and broad benefits.

Element	Description	Purpose
Base Salary	Fixed cash compensation based on each executive officer’s role, individual skills, experience, performance, geography, and positioning relative to market and internal equity	Base salaries are intended to provide stable compensation to executives, allows us to attract and retain superior executive talent and maintain a consistent, stable leadership team
Annual Cash Incentive	Variable cash compensation based on the level of achievement of pre-determined annual corporate goal and individual performance	Annual cash incentive opportunities are designed to align our executive officers in achieving strategic initiatives; payout levels are generally determined based on actual financial results and the degree of achievement of Company and individual performance
Long-Term Incentives: Equity-Based Compensation	Variable equity compensation component payable in 60% PSUs and 40% time-based RSUs	Motivate executives to collectively produce outstanding results, encourage superior performance, increase productivity and aid in attracting and retaining key employees

2026 PROXY STATEMENT	39

Compensation Discussion and Analysis
A.    2025 Target Pay Mix
The target pay mix for our NEOs supports the core principles of our executive compensation philosophy and objectives of compensating for performance and aligning executive officers’ interests with those of shareholders, by emphasizing both annual and long-term incentives. The graphics below illustrate the mix of fixed, target annual cash incentive, and target long-term equity incentive compensation we provided to our CEO and the average of the other NEOs for 2025.

2025 CEO Pay Mix	2025 Other NEO Pay Mix

Base	RSUs	Short-Term	Fixed
Bonus	PSUs	Long-Term	Variable
B.    Base Salaries
Base salaries provide executives with fixed cash compensation to attract and retain highly qualified executives. The base salaries for the Company’s NEOs are typically determined in the first quarter of the year after the Company’s financial information and performance results from the previous year are available, although other adjustments are made occasionally to reflect changes in responsibility or other developments. In establishing base salaries for our NEOs, the Compensation Committee has relied on external market data obtained from outside sources, including a peer bank salary study prepared by our independent compensation consultant. In addition to considering the information obtained from such sources, the Compensation Committee has considered:
•Each NEO’s scope of responsibility;
•Each NEO’s years of experience;
•Types and amount of the elements of compensation to be paid to each NEO;
•Overall financial performance and performance with respect to other aspects of our operations, such as growth, asset quality, and profitability; and
•Each NEO’s individual performance contributions to our Company-wide performance, including leadership, teamwork, and community service.

40

Compensation Discussion and Analysis
The Compensation Committee approved salary increases in 2025 for all NEOs after considering the factors listed above.

Name	2024 Base Salary	2025 Base Salary	% Change
David M. Findlay	$714,500	$741,750	3.8%
Kristin L. Pruitt	439,000	455,750	3.8%
Lisa M. O’Neill	340,000	353,000	3.8%
Eric H. Ottinger	368,000	382,000	3.8%
Stephanie R. Leniski(1)	—	250,000	—
(1)As noted above, Ms. Leniski became an NEO for the first time in 2025.
C.    Annual Cash Bonuses
Our annual cash incentive is intended to motivate and reward the NEOs’ performance and contributions to our success and focus each NEO’s attention on specific goals. The Compensation Committee determined that the annual cash incentive pay should be tied directly to Company performance. Under the annual cash incentive, the amount of each NEO’s target bonus opportunity is a percentage of the NEO’s base salary, with the actual payout amount determined based on the level of achievement of the Company performance goals and the execution of key initiatives for each NEO The annual cash incentive payments, if any, are determined by the target opportunity multiplied by Company performance percentage. The Compensation Committee may adjust the final payment amount for each NEO based on individual performance.
Target Opportunities
The 2025 target annual cash incentive opportunities for our NEOs, expressed as a percentage of their base salary and a dollar amount, are detailed in the table below. The CEO recommends the target annual cash incentive opportunity levels for each NEO to the Compensation Committee. The Compensation Committee reviews the CEO’s recommendations along with, as applicable, market data to ensure that proposed target opportunity levels provide an appropriate opportunity to earn bonuses and are competitive with the companies in the Company’s peer group. The Compensation Committee then makes a recommendation to the Board for approval, but the Compensation Committee retains discretion to adjust the target opportunity levels during the year.

Name	Target Opportunity (% of base salary)	Target Opportunity ($)
David M. Findlay	50%	$370,875
Kristin L. Pruitt	45%	205,088
Lisa M. O’Neill	40%	141,200
Eric H. Ottinger	40%	152,800
Stephanie Leniski	40%	100,000
Company Performance Goal
The Compensation Committee determines payouts under the annual cash bonus program utilizing a structured, objective approach based upon the achievement of performance objectives. At the beginning of each year, the CEO recommends the Company performance goals to the Compensation Committee, and the Compensation Committee reviews the CEO’s recommendations and then makes a recommendation to the Board for approval. The Compensation Committee retains discretion to adjust the Company performance goals during and following the end of the year.
The Company performance goal for 2025 was our net income. The Compensation Committee established a threshold, target, and maximum performance levels for our net income and corresponding payout percentage for each performance level. The Compensation Committee approves a targeted net income amount after reviewing the previous year’s actual net income in conjunction with the Board’s and management’s expectations for that particular year. The target net income amount is generally reviewed and adjusted each year in order to provide a proper level of incentive for the officers and, in the Compensation Committee’s view, is not set at a level that makes it substantially certain that the target will be obtained. The Compensation Committee established the 2025 net income goal based on the expectation that 2025 performance would increase compared to 2024 performance.

2026 PROXY STATEMENT	41

Compensation Discussion and Analysis
If performance falls below the threshold level, no payment is earned on the corporate component. If the performance achieved for any Company performance metric is above the maximum level, no additional incentive above the maximum amount is earned. Actual performance between threshold, target and maximum performance levels is interpolated to determine the amount of payout based on achievement of the Company performance goals.

Performance Goal	Threshold	Target	Maximum	2025 Actual Result	2025 Performance Level	2025 Payout %
Adjusted Net Income	$67,985,400	$97,122,000	$145,683,000	$103,361,000	Above Target	106%
Payout Percentage of Target	70%	100%	150%
Individual Performance
The Compensation Committee also considers the individual achievement for each NEO in relation to the achievement of goals in their area of responsibility. The Compensation Committee measures individual performance for NEOs using an annual goal setting process that aligns individual goals with the annual budget, the strategic plan, and key business initiatives. Individual performance for all employees, including our NEOs, is assessed using an annual performance management process that is overseen by the Compensation Committee.
The Compensation Committee determined that the individual performance for each of our NEOs have met the target, based on their accomplishments and high performance during the year in their respective areas of responsibility as well as in their contributions to overall Company success described below. As a result, the Compensation Committee did not make any individual performance adjustments to the payment amounts of the annual cash incentive calculated based only on the Company performance goal.
David M. Findlay
•Led financial performance with net income at 106% of budget as of December 31,2025.
•Successfully completed the 2025 Safety and Soundness Examination with positive results.
•Strategically and aggressively accelerated the branch development process.
•Governed the completion of all critical 2025 Strategic Initiatives.
•Oversaw key staff additions and the creation of the Artificial Intelligence Task Force.
•Continued presence throughout the community through the service on 12 company, community, industry and state-wide boards and appointed to the executive committee of the Central Indiana Partnership and the Indiana Chamber in 2025.
•Actively engaged with industry partners and expanded direct involvement with the leadership of the IBA.
Kristin L. Pruitt
•Elected to the Federal Reserve Bank of Chicago Board of Directors for a three-year term from 2025-2027.
•Expanded engagement with the Chief Credit Officer and developed a solid understanding of the banks credit processes, methodologies and disciplines.
•Implemented a thorough and thoughtful transition plan for the retirement of the Chief Operations Officer.
•Continued engagement with the investor relations role by focusing on developing relationships with high-quality long-term investors.
•Expanded presence throughout the community through service on eight community and industry boards.
•Oversaw successful completion of all critical 2025 Strategic Initiatives.
•Continued focused engagement with customers and prospects through calling efforts and participation in bank and community events.
Lisa M. O’Neill
•Led many of the bank's internal departments in the development of client segmentation to improve client experience and relationship management,
•Partnered with internal and external teams to implement a modernization and remodeling of the Innovation and Technology Center, ensuring long-term sustainability.

42

Compensation Discussion and Analysis
•Ensured that technology innovations were planned and implemented thoughtfully and successfully.
•Worked to improve internal expense allocation by effectively refining the historical business unit profitability allocation and methodologies.
Eric H. Ottinger
•Improved the communication of workflows between internal teams by collaborating on priorities to implement processes for enhanced efficiencies and removing identified pain points.
•Oversaw the development of standardized loan covenants and related definitions.
•Managed commercial real estate exposure to ensure available capacity for existing clients and prospects while maintaining levels within regulatory guidance.
•Led the collaboration and refinement of business development plans to confirm that Lake City Bank is top of mind for existing and prospective clients.
Stephanie Leniski
•Took progressive and thoughtful steps forward in the branch development process by including a broader group of partners in commercial banking and retail banking.
•Formalized a 5-year branch expansion strategy.
•Successfully executed the opening of the Westfield branch.
•Implemented Phase II of the Lake City Bank Digital Business Lending solution which included online business deposit account origination, the deployment of the new Business Cash Line product, portfolio management and renewal tracking.
Payout Determination
Our Compensation Committee determined the cash incentive compensation payout for 2025 based on achievement of the Company and individual performance elements described above. The total annual cash bonus earned by each NEO for 2025 and paid in 2026 is set forth in the following table.

Name	Annual Incentive Opportunity			Actual
	2025 Base Salary	Target (% of base salary)	Target ($)	2025 Earned Award	As a % of Target
David M. Findlay	$741,750	50%	$370,875	$393,128	106%
Kristin L. Pruitt	455,750	45%	205,088	217,393	106%
Lisa M. O’Neill	353,000	40%	141,200	149,672	106%
Eric H. Ottinger	382,000	40%	152,800	161,968	106%
Stephanie R. Leniski	250,000	40%	100,000	106,000	106%
D.    Long-Term Incentive Awards
The third and largest component of the executive compensation program is long-term equity incentives or LTI. Long-term equity incentive awards are prospective in nature and intended to tie a substantial portion of an executive’s pay to creating long-term shareholder value. The Compensation Committee has designed the long-term incentive opportunity to motivate and reward executive officers to achieve multi-year strategic goals and to deliver sustained long-term value to shareholders and creates an additional link between pay and our performance, while maintaining focus on Company soundness.
The Compensation Committee grants the Company’s NEOs a mix of PSUs and RSUs. The long-term incentives create a strong link between payouts and performance, and a strong alignment between the interests of executive officers and the interests of our shareholders. Long-term equity incentives also promote retention, because generally executive officers will only receive value if they remain employed by us over the required term, and they foster an ownership culture among our executive officers by making them shareholders with a personal stake in the value they are intended to create.

2026 PROXY STATEMENT	43

Compensation Discussion and Analysis
2025 Long-Term Incentive Grants
For 2025, the Compensation Committee determined that the award vehicle mix should be 60% PSUs and 40% time-based RSUs. The Compensation Committee believes that the time-based component provides balance to the long-term equity incentive plan design and reduces volatility. The time-based RSUs vest, if at all, after a three-year period from the date of grant assuming the NEOs remain employed with us.
As described further in the table below, the PSUs utilize three key financial measures: revenue growth rate, diluted earnings per share (EPS) growth rate, and average return on beginning equity, each measured over a three-year performance period. The Compensation Committee believes that these metrics align with shareholders to show our ability to grow top-line revenue, grow profits over time, and demonstrate the ability to efficiently allocate capital and generate profits. The 2025 goal targets for each metric were determined by the Compensation Committee based on management’s 3-year forecast.
In 2025, our NEOs were awarded the following equity grants in the table below. In setting the total targeted dollar value of the long-term equity incentive awards to each of the NEOs in 2025, the Compensation Committee considered competitive market data from a peer compensation analysis provided by Pearl Meyer. Additionally, the Compensation Committee considered the level of Company performance required to earn the awards, individual performance, potential future contributions to the Company’s business, internal equity and, in certain cases, management’s recommendations. For 2025, the Compensation Committee increased the grant share amounts compared to the prior year’s grants for the LTI grants for each of the NEOs based on these factors and to ensure that the overall compensation levels remained competitive and continued to appropriately incentivize the NEOs.

Name	Total LTI Target (% of 2025 salary)	Target PSUs (#) Performance Period 2025-2027 Payable in 2028	RSUs (#) Performance Period 2025-2027 Payable in 2028
David M. Findlay	191%	12,672	8,448
Kristin L. Pruitt	177%	7,248	4,832
Lisa M. O’Neill	150%	5,148	3,432
Eric H. Ottinger	163%	5,148	3,432
Stephanie R. Leniski	199%	4,464	2,976
The 2025 PSUs may be earned and vest based on the achievement of the Company’s revenue growth rate, diluted EPS growth rate, and average return on beginning equity, during a performance period from January 1, 2025, through December 31, 2027. As detailed in the table below, a weighting and threshold, target, and maximum target have been assigned for each goal.

Performance Goals	Weight	Threshold	Target	Maximum
3-Yr Revenue Growth	33%	1.90%	4.50%	7.80%
3-Yr Diluted EPS Growth	33%	1.80%	4.50%	8.00%
3-Yr Avg. Return on Beginning Equity	33%	9.75%	13.00%	15.75%
Interpolation is used to determine payout in between performance levels.
Calculation of 2023-2025 PSU Award Performance
The performance period for our PSU awards in 2023 ended as of December 31, 2025. The three-year PSUs granted in 2023 based upon the Company’s revenue growth rate, diluted EPS growth rate, and average return on beginning equity. The table below shows the weighting, goal targets, and the actual level of achievement on each of these goals.

Performance Goals	Weight	Threshold	Target	Maximum	Actual Performance	Weighted Payout %
3-Yr Revenue Growth	33.33%	3.00%	7.00%	12.10%	3.20%	17.49%
3-Yr Diluted EPS Growth	33.33%	2.50%	6.25%	11.10%	(0.28)%	—%
3-Yr Avg. Return on Beginning Equity	33%	13.25%	17.75%	21.50%	15.33%	24.36%
Total Performance						42%

44

Compensation Discussion and Analysis
The following table lists the number of 2023-2025 PSUs earned by the NEOs for this three-year performance period. These PSUs vested in February 2026.

Name	2023-2025 PSU Shares Earned at 42% of Target (#)
David M. Findlay	5,040
Kristin L. Pruitt	2,047
Lisa M. O’Neill	2,047
Eric H. Ottinger	2,047
Stephanie R. Leniski	1,417
E.    Benefits and Perquisites
Generally, our named executive officers participate in the same benefit plans designed for all of our full-time employees, including health, dental, vision, disability, and basic group life insurance coverage. The purpose of our employee benefit plans is to help attract and retain quality employees, including executives, by offering benefit plans similar to those typically offered by our peers.
We provide our named executive officers with a limited number of perquisites that we believe are reasonable and consistent with our overall compensation program to better enable us to attract and retain qualified executives. Our Compensation Committee periodically reviews the levels of perquisites and other personal benefits provided to named executive officers.
F.    Retirement Benefits
We have established a 401(k) tax-deferred savings plan, which permits participants, including our NEOs, to make contributions by salary deduction pursuant to Section 401(k) of the Internal Revenue Code of 1986, as amended. We are responsible for administrative costs of the 401(k) plan. We match contributions made by our employees, including our NEOs, to the 401(k) plan in an amount equal to 100% of the employee’s contribution, up to 6% of the employee’s compensation (comprising base salary and bonus) subject to bank performance and other limitations under applicable laws. As part of our total compensation policy, we offer executives the opportunity to participate in both a tax-deferred compensation plan and a Nonqualified Deferred Compensation Plan (“Deferred Compensation Plan”).
The Deferred Compensation Plan allows certain Company and bank division executives to defer a portion of their salary and thereby defer tax payable on that income. Participation in these plans is elective. Terms of the Deferred Compensation Plan are described below under the section entitled “Nonqualified Deferred Compensation”.
V.    Additional Compensation Policies and Practices
A.    Hedging and Pledging
The Company’s insider trading policy specifically prohibits our insiders from entering into hedging transactions involving the Company’s stock. To our knowledge, none of our officers or directors has entered into a hedging transaction involving Company stock in violation of this prohibition.
The Company’s insider trading policy also prohibits an insider from pledging Company stock as collateral for a lending relationship without the prior approval of the Nominating and Corporate Governance Committee. To our knowledge, none of our officers or directors has pledged his or her Company stock in violation of this policy.
B.    Executive Compensation Recoupment
The Compensation Committee adopted the Clawback Policy to enable the Company to recover erroneously awarded incentive-based compensation in the event that the Company is required to prepare an accounting restatement. The policy is intended to comply with, and to be interpreted in a manner consistent with, Section 10D of the Exchange Act, SEC Rule 10D-1, and with the Nasdaq listing

2026 PROXY STATEMENT	45

Compensation Discussion and Analysis
rules. Under the policy, in the event of an accounting restatement due to the Company’s material noncompliance with any financial reporting requirement under the securities laws, including any required accounting restatement to correct a material error in previously issued financial statements, or that would result in a material misstatement if the error were corrected in the current period or left uncorrected in the current period, the Company must recover erroneously awarded incentive-based compensation previously paid to the Company’s executive officers in accordance with the terms of such Clawback Policy. Furthermore, under the policy, the Company is prohibited from indemnifying any executive officer or former executive officer against the loss of erroneously awarded incentive-based compensation and from paying or reimbursing an executive officer for purchasing insurance to cover any such loss.
C.    Stock Ownership Guidelines
In 2015, the Board adopted stock ownership guidelines for the Company’s executive officers to align their interests and objectives with those of our shareholders. The table below reflects the minimum ownership value for the Company’s executive officers as a multiple of their respective base salaries.

Position	Minimum Ownership Level
Chief Executive Officer	3x base salary
All Other Executive Officers	2x base salary
Unvested options or RSUs issued under the Company’s LTI program are not included when considering ownership totals for this requirement. In the event that an executive officer does not hold the required number of shares, a minimum of one-half of shares issued under the LTI program must be retained until the guidelines are met. As of the most recent measurement date, February 24, 2026, all of our named executive officers were in compliance with the share ownership guidelines.
D.    Discussion of Equity Unit Award Grant Timing
The Company does not have a written policy related to the timing of when equity awards are granted during the year. The Compensation Committee currently grants RSUs and PSUs to our executive officers, and RSUs and PSUs to other key employees and vested stock awards to our directors. Equity awards for our executives officers and other key employees under the long-term incentive plan are made on an annual grant cycle in February of each year at a pre-established Compensation Committee meeting following the release of the fourth quarter and full year’s earnings of the previous year. In 2025, each non-employee director received two separate awards of Lakeland Financial stock upon approval by the Board of the first award in January and the second award in July.
The Compensation Committee may make off cycle equity awards from time to time on an as-needed basis as circumstances warrant. The Company does not time the disclosure of material non-public information for the purpose of affecting the value of executive compensation, and it is the Compensation Committee’s practice to generally avoid granting equity awards during a closed window period or during periods in which there is undisclosed material non-public information about the Company. The Company does not currently grant new awards of stock options, stock appreciation rights of similar option-like instruments and there are no current plans to grant our executive officers stock options.
E.    Compensation Risk Oversight
The Compensation Committee has responsibility for establishing our compensation philosophy and objectives, determining the structure, components, and other elements of our programs, and reviewing and approving the compensation of our NEOs. In 2025, the Compensation Committee along with support from management conducted a review of our compensation-related risks. The risk assessment concluded that our executive compensation program and employee core incentive plans do not create risks that are reasonably likely to have a material adverse effect on us.

46

Compensation Discussion and Analysis
F.    Tax and Accounting Considerations
When appropriate, the Compensation Committee takes into consideration the accounting and tax treatment of the compensation and benefit arrangements for the named executive officers. These considerations are in addition to those described above that were material to the compensation decisions for the most recent fiscal year.
G.    Change in Control and Employment Agreements
The Company has change in control agreements with each of Mr. Findlay, Ms. Pruitt, Ms. O'Neill, Mr. Ottinger, and Ms. Leniski. The change in control agreements are discussed more fully in the Potential Payments upon Termination or Change in Control section below.
H.    Compensation Committee Interlocks and Insider Participation
The persons submitting the Compensation Committee report listed previously were the only persons who served on the Compensation Committee of the Board during the fiscal year.
During the fiscal year ended December 31, 2025, there were no compensation committee interlocks. Mr. Abbasi, who serves as Chair of the Compensation Committee, is a Managing Partner and an owner of Centerfield Capital, a private equity investment firm. The Company and Bank are an investor in certain funds managed by Centerfield Capital. For more information, please see “Certain Relationships and Related Transactions,” which disclosure is incorporated herein by reference.
VI.    Compensation Committee Report
The Compensation Committee of the Board of Directors of Lakeland Financial has reviewed and discussed the Compensation Discussion and Analysis for the Company for the year ended December 31, 2025, with management. In reliance on the reviews and discussions with management, the Compensation Committee recommended to the Board of Directors, and the Board of Directors has approved, that the Compensation Discussion and Analysis be included in the required Company filings with the SEC, including the proxy statement for the 2026 Annual Meeting of Shareholders of Lakeland Financial Inc. and its incorporation by reference into the Company’s Annual Report on Form 10-K for the year ended December 31, 2025.
The Compensation Committee Report shall not be deemed incorporated by reference in any document previously or subsequently filed with the SEC that incorporates by reference all or any portion of this proxy statement.
Submitted by the Compensation Committee of the Board of Directors.
A. Faraz Abbasi
Blake W. Augsburger
Darrianne P. Christian
Melinda J. Creighton Truex
Emily E. Pichon
M. Scott Welch

2026 PROXY STATEMENT	47

Executive Compensation
2025 Summary Compensation Table
The following table sets forth information concerning the compensation of our Chief Executive Officer, Chief Financial Officer and our other three most highly compensated executive officers in 2025, 2024 and 2023.

Name and Principal Position	Year	Salary(1)	Stock Awards(2)(3)	Non-Equity Incentive Plan Compensation	All Other Compensation(4)	Total
David M. Findlay Chairman and Chief Executive Officer	2025	$739,654	$1,304,582	$393,128	$36,528	$2,473,892
	2024	712,385	945,120	357,250	33,911	2,048,666
	2023	684,923	1,066,080	271,365	28,258	2,050,626
Kristin L. Pruitt President	2025	454,462	746,182	217,393	30,825	1,448,862
	2024	437,692	590,700	197,550	29,662	1,255,604
	2023	396,692	521,035	137,340	25,450	1,080,517
Lisa M. O’Neill Executive Vice President, Chief Financial Officer	2025	352,000	529,987	149,672	28,896	1,060,555
	2024	337,692	383,955	136,000	22,509	880,156
	2023	308,385	433,095	97,960	18,639	858,079
Eric H. Ottinger Executive Vice President, Chief Commercial Banking Officer	2025	380,923	529,987	161,968	37,984	1,110,862
	2024	366,885	383,955	147,200	33,506	931,546
	2023	352,423	433,095	120,190	29,621	935,329
Stephanie R. Leniski(5) Executive Vice President, Chief Retail Banking Officer	2025	248,385	459,569	106,000	21,690	835,644
	—	—	—	—	—	—
	—	—	—	—	—	—
(1)Salary reported includes amounts deferred at the officer’s election pursuant to the Company’s deferred compensation plan. Salary amounts deferred in 2025 are included in the Nonqualified Deferred Compensation table, below.
(2)For 2025, the amounts represent the grant date fair value calculated in accordance with FASB ASC Topic 718 for performance-based restricted stock unit awards granted under our long-term incentive program for the 2025-2027 performance period. For 2025, awards are split to include 40% time-based and 60% performance-based awards. For 2023 and 2024, awards are split to include 25% time-based and 75% performance-based awards. For 2024 and 2023, the amounts represent such grant date fair value for performance-based restricted stock unit awards granted for the 2024-2026 and 2023-2025 performance periods. Because the currently outstanding restricted stock units do not pay or accumulate dividend equivalents during the applicable three-year vesting periods, these amounts were calculated based on the Company’s closing share price on the date of grant discounted by the present value of the dividends expected to be paid on the underlying shares during the vesting period. Expected dividends are calculated using the most recent dividend rate declared by the Board on the grant date. The Company uses a discount rate equal to the three year Treasury rate on the grant date. See the discussion of equity awards in Note 14 of the Notes to Consolidated Financial Statements for Lakeland Financial’s financial statements for the year ended December 31, 2025 for further information regarding these awards.
(3)The values above are based on the probable outcome of performance conditions at the time of grant. The maximum value that could be paid out based on time and performance for each individual under the respective performance-based restricted stock unit award is as follows:

Name	2023	2024	2025
David M. Findlay	$1,465,860	$1,299,540	$1,695,957
Kristin L. Pruitt	683,446	812,213	970,036
Lisa M. O’Neill	595,506	527,938	688,983
Eric H. Ottinger	595,506	527,938	688,983
Stephanie R. Leniski	—	—	597,439
(4)The amounts for 2025 set forth in column “all other compensation” include 401(k) plan matching contributions, country club memberships and cell phone stipends we paid as follows:

Name	401(k) Match	Cell Phone Stipend	Country Club Membership	Total
David M. Findlay	$22,260	$1,809	$12,459	$36,528
Kristin L. Pruitt	22,260	1,809	6,755	30,824
Lisa M. O’Neill	22,260	1,809	4,827	28,896
Eric H. Ottinger	22,260	1,809	13,915	37,984
Stephanie R. Leniski	19,881	1,809	—	21,690
(5)Ms. Leniski was not a named executive officer prior to 2025.

48

Executive Compensation
2025 Grants of Plan-Based Awards
The following table provides information on annual cash incentives and on long-term equity performance awards. These plans are described in more detail in the Compensation Discussion and Analysis section. The estimated amounts set forth in the table are subject to the terms of the respective plan and Company and individual performance, as described in the Compensation Discussion and Analysis section.

			Estimated Future Payouts Under Non-Equity Incentive Plan Awards			Estimated Future Payouts Under Equity Incentive Plan Awards(4)			All Other Stock Awards; Number of Shares of Stock or Units (#)	Grant Date Fair Value of Stock and Option Awards
Name	Grant Date		Threshold ($)	Target ($)	Maximum ($)	Threshold (#)	Target (#)	Maximum (#)
David M. Findlay
LTI Program - PSUs	2/4/2025	(1)				6,336	12,672	19,008		$782,749
LTI Program - RSUs	2/4/2025	(2)							8,448	521,833
Annual Cash Incentive	—	(3)	$259,613	$370,875	$556,313
Kristin L. Pruitt
LTI Program - PSUs	2/4/2025	(1)				3,624	7,248	10,872		447,709
LTI Program - RSUs	2/4/2025	(2)							4,832	298,473
Annual Cash Incentive	—	(3)	143,562	205,088	307,632
Lisa M. O’Neill
LTI Program - PSUs	2/4/2025	(1)				2,574	5,148	7,722		317,992
LTI Program - RSUs	2/4/2025	(2)							3,432	211,995
Annual Cash Incentive	—	(3)	98,840	141,200	211,800
Eric H. Ottinger
LTI Program - PSUs	2/4/2025	(1)				2,574	5,148	7,722		317,992
LTI Program - RSUs	2/4/2025	(2)							3,432	211,995
Annual Cash Incentive	—	(3)	106,960	152,800	229,200
Stephanie R. Leniski
LTI Program - PSUs	2/4/2025	(1)				2,232	4,464	6,696		275,741
LTI Program - RSUs	2/4/2025	(2)							2,976	183,828
Annual Cash Incentive	—	(3)	70,000	100,000	150,000
(1)The amounts set forth in this row reflect the threshold, target and maximum number of shares of Lakeland Financial Corporation common stock that may be earned by the individual as a result of the PSUs granted under the LTI program for the performance period running from 2025-2027. Our LTI program is described in the section entitled “Long-Term Incentive Awards" in the Compensation Discussion and Analysis section.
(2)This row represents time-based RSUs granted under the LTI program for the same performance period running from 2025-2027. Our LTI program is described in the section entitled “Long-Term Incentive Awards" in the Compensation Discussion and Analysis section.
(3)This row represents possible annual cash incentive payments for 2025 performance. The plan is described in the section entitled “Annual Cash Bonuses” in the Compensation Discussion and Analysis section. The bonus payout for 2025 performance is shown in the column entitled “Non-Equity Incentive Plan Compensation” in the Summary Compensation Table above.
(4)The Compensation Discussion and Analysis describes the performance conditions applicable to these grants under the section entitled "Long-Term Incentive Awards."

2026 PROXY STATEMENT	49

Executive Compensation
2025 Outstanding Equity Awards at Fiscal Year-End
The following table sets forth information concerning outstanding option awards and stock awards held by the individuals named in the Summary Compensation Table as of December 31, 2025. Market values for outstanding stock awards are based on the closing price of Lakeland Financial stock on December 31, 2025 (the last trading day of the year) of $57.06.

	Stock Awards
Name	Grant Date	Number of Shares or Units of Stock That Have Not Vested (#)(1)	Market Value of Shares or Units of Stock That Have Not Vested ($)	Equity Incentive Plan Awards: Number of Unearned Shares, Units or Other Rights That Have Not Vested (#)(2)	Equity Incentive Plan Awards: Market or Payout Value of Unearned Shares, Units or Other Rights That Have Not Vested ($)(2)
David M. Findlay	2/4/2025	8,448	$482,043	19,008	$1,084,596
	2/6/2024	4,000	228,240	18,000	1,027,080
	2/7/2023	4,000	228,240	6,000	342,360
Kristin L. Pruitt	2/4/2025	4,832	275,714	10,872	620,356
	2/6/2024	2,500	142,650	11,250	641,925
	2/7/2023	1,625	92,723	2,438	139,084
Lisa M. O’Neill	2/4/2025	3,432	195,830	7,722	440,617
	2/6/2024	1,625	92,723	7,313	417,280
	2/7/2023	1,500	85,590	2,438	128,385
Eric H. Ottinger	2/4/2025	3,432	195,830	7,722	440,617
	2/6/2024	1,625	92,723	7,313	417,280
	2/7/2023	1,625	92,723	2,438	139,084
Stephanie R. Leniski	2/4/2025	2,976	169,811	6,696	382,074
	—	—	—	—	—
	—	—	—	—	—
(1)These time-based RSUs vest over a three-year period from date of grant assuming the individual remains employed with the Company.
(2)These PSUs vest based upon the achievement of certain performance thresholds over a three-year period, as described in the section entitled “Long-Term Incentive Awards” in the Compensation Discussion and Analysis section. For the PSUs granted in fiscal years 2023, 2024 and 2025 (fiscal 2023-2025; fiscal 2024-2026; and fiscal 2025-2027 performance periods), the number of PSUs that vest will be determined by the Compensation Committee following the end of the performance period. Additionally, as the vesting is based on actual performance during the performance periods through December 31, 2025, the 2025 and 2024 awards are reported at maximum performance and the 2023 awards are reported at threshold performance.
2025 Option Exercises and Stock Vested
The following table sets forth information concerning the exercise of options and the vesting of stock awards in 2025 by the individuals named in the Summary Compensation Table.

	Stock Awards
Name	Stock Awards Number of Shares Acquired on Vesting(1)	Value Realized on Vesting(2)
David M. Findlay	11,560	$765,041
Kristin L. Pruitt	4,696	310,781
Lisa M. O’Neill	4,335	286,890
Eric H. Ottinger	4,696	310,781
Stephanie R. Leniski	3,251	215,151
(1)Amounts include the number of restricted stock units that vested in 2025.
(2)The amounts reflect the value realized upon the vesting of restricted stock units based on the closing price of Lakeland Financial stock on the vesting date.

50

Executive Compensation
Nonqualified Deferred Compensation
The Company maintains the Lake City Bank Deferred Compensation Plan, as may be amended from time to time (the “Deferred Compensation Plan”). The purpose of the Deferred Compensation Plan is to provide an option for salary deferrals at the participant’s voluntary election for certain individuals without regard to statutory limitations under tax qualified plans. The Deferred Compensation Plan is available to all of our executive officers. The plan is funded solely by participant contributions and does not receive a Company match. Participants may defer a portion of their salary or bonus under the Deferred Compensation Plan. Deferred amounts are tracked by the Company in a deferral account. The Company will credit earnings and losses to the participant’s deferred account based on the performance of one or more measurements funds selected by the participant from a pool of measurement funds selected by the Compensation Committee. The participant’s deferred account balance will be distributed in a lump sum following the participant’s termination of employment or death. Participants may elect to receive the funds in a lump sum or in annual installments for up to 10 years following retirement on or after the participant’s attainment of age 55 and five years of service. Withdrawals are not allowed during their employment, except in the event of a financial hardship as approved by the Compensation Committee or if the participant makes an in service distribution election prior to the time of the deferral in accordance with the terms of the Deferred Compensation Plan. All deferral elections and associated distribution schedules are irrevocable. Earnings or losses on deferrals are the result of market performance of the selected investments.

Name	Executive Contributions in Last FY	Registrant Contributions in Last FY	Aggregate Earnings in Last FY	Aggregate Withdrawals/ Distributions	Aggregate Balance at Last FYE
David M. Findlay(1)	$89,313	$—	$520,931	$—	$3,631,417
Kristin L. Pruitt(2)	65,994	—	37,361	65,262	263,496
Lisa M. O’Neill(3)	—	—	10,436	—	81,133
Eric H. Ottinger(4)	134,839	—	100,143	—	785,167
Stephanie R. Leniski	—	—	—	—	—
(1)With respect to Mr. Findlay, $89,313 of the 2025 contributions were reported in the Summary Compensation Table as non-equity incentive compensation. The 2025 aggregate earnings were not considered above market interest, and as such, were not reported in the Summary Compensation Table. $2,104,058 of the aggregate balance as of December 31, 2025 has been reported as compensation to the executive in the Summary Compensation Table in previous years.
(2)With respect to Ms. Pruitt, $50,190 and $15,804 of the 2025 contributions were reported in the Summary Compensation Table as salary and non-equity incentive compensation, respectively. The 2025 aggregate earnings were not considered above market interest, and as such, were not reported in the Summary Compensation Table. $263,496 of the aggregate balance as of December 31, 2025 has been reported as compensation to the executive in the Summary Compensation Table in previous years.
(3)With respect to Ms. O'Neill, the 2025 aggregate earnings were not considered above market interest, and as such, were not reported in the Summary Compensation Table. $48,500 of the aggregate balance as of December 31, 2025 has been reported as compensation to the executive in the Summary Compensation Table in previous years.
(4)With respect to Mr. Ottinger, $99,511 and $35,328 of the 2025 contributions were reported in the Summary Compensation Table as salary and non-equity incentive compensation, respectively. The 2025 aggregate earnings were not considered above market interest, and as such, were not reported in the Summary Compensation Table. $363,215 of the aggregate balance as of December 31, 2025 has been reported as compensation to the executive in the Summary Compensation Table in previous years.
As noted above, all contributions to the plan are funded solely by voluntary participant contributions which represent a deferral of annual salary or non-equity incentive compensation and there are no Company matching contributions. All aggregate earnings shown above represent investment and interest return on participant contributions.

2026 PROXY STATEMENT	51

Executive Compensation
Potential Payments Upon Termination or Change in Control
The following table sets forth information concerning potential payments and benefits under our compensation programs and benefit plans to which the named executive officers would be entitled upon a hypothetical termination of employment as of December 31, 2025. As is more fully described below, all of the named executive officers were subject to change in control agreements with Lakeland Financial that were in effect on December 31, 2025 (each, a “Change in Control Agreement”). These agreements provide payments and benefits to executives terminated in connection with a change in control of Lakeland Financial. Except for the payments and benefits provided by the Change in Control Agreements, all other payments and benefits provided to any named executive officer upon termination of employment are the same as the payments and benefits provided to other eligible executives of Lakeland Financial. For purposes of estimating the value of certain equity awards, we have assumed a price per share of our common stock of $57.06 which was the closing price of our stock on December 31, 2025, the last trading day of the year.

Name	Type of Payment	Voluntary Retirement	Termination- Death or Disability	Termination, by the Company Other than for Cause, or by the Executive for Good Reason, in Connection with Change in Control(1)
David M. Findlay	Cash Severance Payment	$—	$—	$2,225,250
	LTI Program(2)	1,010,342	1,101,931	2,399,679
	Annual Incentive Plan(3)	393,128	—	393,128
	Continuation of Medical/Dental Benefits(4)	—	—	26,552
	Total Termination Benefits	1,403,470	1,101,931	5,044,609
Kristin L. Pruitt	Cash Severance Payment	—	—	1,321,675
	LTI Program(2)	—	662,547	1,421,321
	Annual Incentive Plan(3)	—	—	217,393
	Continuation of Medical/Dental Benefits(4)	—	—	145
	Total Termination Benefits	—	662,547	2,960,534
Lisa M. O’Neill	Cash Severance Payment	—	—	988,400
	LTI Program(2)	410,452	447,659	974,870
	Annual Incentive Plan(3)	149,672	—	149,672
	Continuation of Medical/Dental Benefits(4)	—	—	36,194
	Total Termination Benefits	560,124	447,659	2,149,136
Eric H. Ottinger	Cash Severance Payment	—	—	1,069,600
	LTI Program(2)	410,452	447,659	974,870
	Annual Incentive Plan(3)	161,968	—	161,968
	Continuation of Medical/Dental Benefits(4)	—	—	25,948
	Total Termination Benefits	572,420	447,659	2,232,386
Stephanie R. Leniski	Cash Severance Payment	—	—	700,000
	LTI Program(2)	—	344,953	780,014
	Annual Incentive Plan(3)	—	—	106,000
	Continuation of Medical/Dental Benefits(4)	—	—	36,194
	Total Termination Benefits	—	344,953	1,622,208
(1)The amounts set forth are gross amounts payable upon a termination without cause or a resignation by the executive for good reason a termination in connection with a change in control and are subject to a modified 280G cutback provision, which may result in a reduced payment.
(2)With respect to RSUs and PSUs granted under the 2017 Equity Incentive Plan and the 2025 Equity Incentive Plan, a prorated portion of outstanding RSUs and PSUs will vest upon a qualifying retirement, death or disability based upon the portion of the performance period during which the retiring executive was employed, provided that with respect to PSUs granted under (i) the 2017 Equity Incentive Plan, the pro-rated number of PSUs that vest will be based upon target performance, and (ii) 2025 Equity Incentive Plan, the pro-rated number of PSUs that will vest based upon actual performance determined as of the end of the month immediately preceding such termination event. Only Mr. Findlay, Ms. O'Neill and Mr. Ottinger would qualify for a qualifying retirement as of December 31, 2025. Awards made in 2025 and after are split to include 40% times-based RSUs and 60% PSUs. Awards made in 2023 and 2024 are split to include 25% time-based RSUs and 75% PSUs. Upon a termination in connection with a change in control, times-based RSUs will become fully vested, and PSUs granted under (i) the 2017 Equity Incentive Plan will vest based upon actual performance through the date of the change in control, and (ii) 2025 Equity Incentive Plan, will vest based upon the greater of actual performance through the date of the change in control or target performance.
(3)A participant forfeits his or her bonus eligibility upon terminating employment prior to the date of payment. However, a prorated bonus is payable to a participant upon a qualifying retirement, based upon actual performance under relevant performance metrics through the date of such retirement. Only Mr. Findlay, Ms. O'Neill and Mr. Ottinger would qualify for such treatment upon a retirement as of December 31, 2025. The calculations above assume a level of individual and Company performance of 106% for Mr. Findlay, Ms. Pruitt, Ms. O'Neill, Mr. Ottinger and Ms. Leniski. In addition, in the event of a termination in connection with a change in control of the Company, bonuses for any completed performance periods are payable. For purposes of the table above, it is assumed that each executive’s employment terminated on December 31, 2025 and, therefore, the table includes the full 2025 bonus amounts.
(4)We have estimated the amounts due for 18 months of medical, dental and vision benefits based on our monthly COBRA continuation rates.

52

Executive Compensation
Accrued Pay, Certain Retirement Benefits and
Vested Equity Awards
The amounts reflected in the table above do not include payments and benefits to the extent they are provided on a non-discriminatory basis to salaried employees generally upon termination of employment or amounts that are fully vested under the terms of the applicable plan. These include:
•Accrued salary and vacation pay.
•Distributions of plan balances under our 401(k) plan and the Deferred Compensation Plan. See “Nonqualified Deferred Compensation” above for information on current account balances and an overview of the Deferred Compensation Plan.
Disability, Death and Retirement
A termination of employment due to disability does not entitle the named executive officers to any payments or benefits that are not generally available to salaried employees. As is the case with any other eligible participant under our LTI program as described in the Compensation Discussion and Analysis above, termination of employment due to a qualifying retirement will entitle the named executive officers to a prorated payout under such program. In addition, as is also the case with any other eligible participant regarding our annual cash incentives as described in the Compensation Discussion and Analysis above, termination of employment due to retirement will entitle the named executive officers to a prorated bonus. All employees, including the named executive officers, who receive awards under our 2017 Equity Incentive Plan or 2025 Equity Incentive Plan will immediately vest in a pro-rata portion of any unvested awards held by such employee in the event of a termination due to disability or death based upon the performance period during which the employee was employed.
Acceleration of Vesting Upon a Change in Control
All employees, including the named executive officers, who receive awards under our 2017 Equity Incentive Plan or 2025 Equity Incentive Plan will immediately vest in any unvested awards held by such employee if (1) the 2017 Equity Incentive Plan or 2025 Equity Incentive Plan and the respective award agreements are not fully assumed in a change in control or (2) the 2017 Equity Incentive Plan or 2025 Equity Incentive Plan and the respective award agreements are fully assumed in the change in control and the employee is terminated by the Company without cause or the employee resigns for good reason. In such instances, time-based awards will fully vest. With respect to performance-based awards granted under (i) the 2017 Equity Incentive Plan, in such instances, performance will be determined based on actual performance through the date of the change in control and (ii) under the 2025 Equity Incentive Plan, in such instances, performance will be determined on the greater of actual performance through the date of the change in control or target performance.
Change in Control Agreements
Other than as is provided in the Change in Control Agreements and except as is provided in accordance with the terms of our 2017 Equity Incentive Plan or 2025 Equity Incentive Plan, no named executive officer will be entitled to any payments or benefits as a result of the occurrence of a change in control or as a result of a termination of employment in connection with a change in control.
For the six months prior to a change in control and for the 24 months immediately following the change in control, the Change in Control Agreements provide the following for executives terminated by the Company without cause or by the executive for good reason:
•Payment, in a single lump sum, of a severance benefit equal to two times the sum of (i) the greater of the executive’s then current base salary or the executive’s annual base salary as of the date one day prior to the change in control and (ii) the greater of the executive’s target annual performance bonus or the amount of the average annual performance bonus paid (or payable) to the executive for the most recently completed three fiscal years of the Company prior to the year in which the termination of employment occurs.

2026 PROXY STATEMENT	53

Executive Compensation
•To the extent the executive or any of the executive’s dependents was eligible to be covered under the terms of our medical and dental plans for active employees immediately prior to the termination date, we will provide the executive and any dependents at the Company’s cost, with equivalent coverages for up to 18 months following termination of employment, provided the executive elects COBRA coverage. In the event that the executive and any dependents become eligible for coverage under the terms of any other medical and/or dental plan of a subsequent employer which plan benefits are comparable to our plan benefits, coverage under our plans will cease.
•Payment of any earned but unpaid salary for the period ending on the termination date, any earned but unpaid annual performance bonus for performance periods completed before the termination date, any accrued but unpaid vacation and any unreimbursed business expenses.
The change in control benefits described above are subject to a modified 280G cutback provision which provides for a reduction in payments to the extent that such reduction would confer a greater after-tax benefit to the executive after taking into account all income, employment and excise taxes.
The Company entered into revised Change in Control Agreements with Mr. Findlay, Ms. Pruitt, Ms. O'Neill and Mr. Ottinger, effective March 1, 2016 and Ms. Leniski, effective February 19, 2025 that modified the “double-trigger” provision described above, conditioned the receipt of the change in control payment on the executive’s execution of a release and waiver of claims against the Company and increased the geographic scope and reduced the duration of the non-compete covenant, among other considerations.
In exchange for the payments and benefits provided under the Change in Control Agreements, the executives agree to be bound by a one-year restrictive covenant, which will be effective throughout the geographic area within a 60-mile radius from the location of any office of the Company operating at the time of the executive’s termination of employment. The restrictive covenant will prohibit the executive from competing, in any way, with the Company for the one-year period following the executive’s termination of employment.
CEO Pay Ratio
For our 2026 CEO Pay Ratio disclosure, we calculated our median employee as of the December 31, 2025 payroll using our entire employee population. The compensation data we used to determine our median employee was the same as that used in the summary compensation table for our named executive officers, including our CEO. We annualized the salary of full-time employees hired during the year and the salary of part-time permanent employees hired during the year was annualized at their part-time rate. Based on this methodology, the total compensation of our median employee was $54,933, the total compensation of our CEO was $2,473,892 and the ratio of this to our median employee total compensation was approximately 45:1.

54

Executive Compensation
Pay Versus Performance
As required by Section 953(a) of the Dodd-Frank Act and Item 402(v) of Regulation S-K, we are providing the following disclosure regarding the relationship between executive compensation actually paid (as determined under Securities and Exchange Commission rules) to our named executive officers ("NEOs") and certain financial performance of the Company for the fiscal years listed below.

Year	Summary Compensation Table Total for CEO(6)	Compensation Actually Paid to CEO	Average Summary Compensation Table Total for Non-CEO Named Executive Officers(7)	Average Compensation Actually Paid to Non-CEO Named Executive Officers	Value of Initial Fixed $100 Investment Based on:		Net Income	3 Year Diluted Earnings Per Share Growth
					Total Shareholder Return	Peer Group Total Shareholder Return(8)
2025(1)	$2,473,892	$2,392,785	$1,113,980	$1,128,735	$122.08	$196.00	$103,361,071	(0.28%)
2024(2)	2,048,666	567,465	909,839	325,849	142.37	147.85	93,478,188	(0.99%)
2023(3)	2,050,626	(854,147)	869,035	(158,823)	131.00	107.76	93,766,695	3.42%
2022 (4)(5)	2,259,393	1,409,519	931,885	622,052	142.05	108.73	103,817,138	6.13%
2021(6)	1,919,909	3,544,175	798,633	1,413,929	152.73	138.33	95,732,847	6.11%
(1)The awards for the 2025-2027 performance period have an estimated payout at 138%. The awards for the 2024-2026 performance period have an estimated payout at 101%. The awards for the 2023-2025 performance period paid out at 42%. The awards for the 2025-2027 performance period are 60% performance-based and 40% time-based.
(2)The awards for the 2024-2026 performance period have an estimated payout at 101%. The awards for the 2023-2025 performance period paid out at 42%. The awards for the 2022-2024 performance period paid out at 63%.
(3)The awards for the 2023-2025 performance period paid out at 42%. The awards for the 2022-2024 performance period paid out at 63%. The awards for the 2021-2023 performance period paid out at 118%.
(4)The awards for the 2022-2024 performance period paid out at 63%. The awards for the 2021-2023 performance period paid out at 118%. The awards for the 2020-2022 performance period paid out at 118%.
(5)The awards for the 2022-2024, 2023-2025 and 2024-2026 performance periods are 75% performance-based and 25% time-based.
(6)The CEO in years 2021 through 2025 was Mr. Findlay.
(7)The Non-CEO NEOs in 2025 were Ms. Pruitt, Ms. O'Neill, Mr. Ottinger and Ms. Leniski. The Non-CEO NEOs in 2024 and 2023 were Ms. Pruitt, Ms. O'Neill, Mr. Ottinger and Mr. Donovan. The Non-CEO NEOs in 2022 and 2021 were Ms. Pruitt, Ms. O'Neill, Mr. Ottinger and Mr. Gavin.
(8)The peer group used is the KBW NASDAQ Bank Index.
(9)Compensation Actually Paid reflects adjustments made to total compensation amounts are reported in the Summery Compensation Table for the applicable year for the CEO and Non-CEO NEOs, as set forth below.
The following table reconciles the Summary Compensation Table to the Pay Versus Performance Table above.

	CEO
Year	2021	2022	2023	2024	2025
Summary Compensation Table Total Compensation	$1,919,909	$2,259,393	$2,050,626	$2,048,666	$2,473,892
Less Grant Date Fair Value of Stock Awards in Fiscal Year	(905,600)	(1,221,280)	(1,066,080)	(945,120)	(1,304,582)
Add Fair Value at Fiscal Year-End of Outstanding and Unvested Stock Awards Granted in Fiscal Year	1,222,963	(460,518)	(825,386)	186,132	988,988
Add Change in Fair Value of Outstanding and Unvested Stock Awards Granted in Prior Fiscal Years	1,129,303	300,530	(865,854)	(286,858)	513,530
Add Change in Fair Value as of Stock Awards Granted in Prior Fiscal Years for which Applicable Vesting Conditions were Satisfied during Fiscal Year	177,600	531,394	(147,453)	(435,355)	(279,043)
Compensation Actually Paid	3,544,175	1,409,519	(854,147)	567,465	2,392,785

2026 PROXY STATEMENT	55

Executive Compensation

	Non-CEO Named Executive Officers
Year	2021	2022	2023	2024	2025
Summary Compensation Table Total Compensation	$798,633	$931,885	$869,035	$909,839	$1,113,980
Less Grant Date Fair Value of Stock Awards in Fiscal Year	(345,260)	(465,613)	(414,269)	(399,461)	(566,431)
Add Fair Value at Fiscal Year-End of Outstanding and Unvested Stock Awards Granted in Fiscal Year	471,168	(175,573)	(293,665)	103,889	432,316
Add Change in Fair Value of Outstanding and Unvested Stock Awards Granted in Prior Fiscal Years	421,596	127,129	(279,733)	(131,622)	247,301
Add Change in Fair Value as of Stock Awards Granted in Prior Fiscal Years for which Applicable Vesting Conditions were Satisfied during Fiscal Year	67,792	204,224	(40,191)	(156,796)	(98,431)
Compensation Actually Paid	1,413,929	622,052	(158,823)	325,849	1,128,735
PAY VERSUS TSR 2021-2025

250
200
150
100
50
0
Indexed Total Shareholder Return
4,000
3,500
3,000
2,500
2,000
1,500
1,000
500
0
-500
-1,000
Compensation Actually Paid ($ Thous.)
2021
2022
2023
2024
2025

■	CAP to PEO	■	Avg. CAP to Other NEOs
	LKFN TSR		Peer TSR

PAY VERSUS 3 YEAR DILUTED EPS GROWTH 2021-2025

30%
20%
10%
0%
(10)%
3 Diluted EPS Growth
4,000
3,500
3,000
2,500
2,000
1,500
1,000
500
0
-500
-1,000
Compensation Actually Paid ($ Thous.)
2021
2022
2023
2024
2025

■	CAP to PEO	■	Avg. CAP to Other NEOs	Diluted EPS Growth

PAY VERSUS NET INCOME 2021-2025

Annual Net Income ($ Mil.)
Compensation Actually Paid ($ Thous.)
120
100
80
60
40
20
0
4,000
3,500
3,000
2,500
2,000
1,500
1,000
500
0
-500
-1,000
2021
2022
2023
2024
2025

■	Net Income	■	CAP to PEO	■	Avg. CAP to Other NEOs
The most important financial performance measures used by Lakeland Financial in 2025 to set the compensation for our CEO and all of our non-CEO named executive officers are listed in the following tabular list:

TABULAR LIST

•3 Year Diluted Earnings Per Share Growth •3 Year Revenue Growth •3 Year Average Return on Beginning Equity •Net Income

56

Executive Compensation
Tax Deductibility of Compensation
Lakeland Financial seeks to maximize the tax deductibility of all elements of compensation. Section 162(m) of the Code generally disallows a corporate tax deduction for compensation paid to certain officers in excess of $1 million. While we try to structure compensation plans and programs to ensure deductibility, we may approve compensation amounts that do not qualify for deductibility when we deem it to be in the best interest of Lakeland Financial.

2026 PROXY STATEMENT	57

Proposal No. 2

Advisory (Non-Binding) Vote on Executive Compensation
Publicly traded companies, such as Lakeland Financial Corporation, are required to permit a separate shareholder advisory vote to approve the compensation of their named executive officers as disclosed pursuant to the compensation rules of the SEC. In accordance with these requirements, we are providing shareholders with an advisory vote on the compensation of our named executive officers at the 2026 annual meeting.
As described in more detail in the Compensation Discussion and Analysis section of this proxy statement, the overall objectives of Lakeland Financial’s compensation programs have been to align executive officer compensation with the success of meeting long-term strategic operating and financial goals. Shareholders are urged to read the Compensation Discussion and Analysis section of this proxy statement, as well as the Summary Compensation Table and other related compensation tables and narrative disclosure that describe the compensation of our named executive officers in 2025. The Compensation Committee and the Board of Directors believe that the policies and procedures articulated in the Compensation Discussion and Analysis section are effective in implementing our compensation philosophy and achieving its goals and that the compensation of our executive officers in fiscal year 2025 reflects and supports these compensation policies and procedures.
The following resolution is submitted for shareholder approval:
“RESOLVED, that Lakeland Financial Corporation’s shareholders approve, on an advisory basis, its executive compensation as described in the section captioned ‘Compensation Discussion and Analysis’ and the tabular disclosure regarding named executive officer compensation under ‘Executive Compensation’ contained in the Company’s proxy statement, dated March 5, 2026.”
Approval of this resolution requires the affirmative vote of a majority of the shares voted on this matter at the annual meeting. While this advisory vote on executive compensation, commonly referred to as a “say-on-pay” advisory vote, is required, it is not binding on our Board and may not be construed as overruling any decision by the Board. However, the Compensation Committee will take into account the outcome of the vote when considering future compensation arrangements.

The Board recommends shareholders vote to approve the overall compensation of our named executive officers by voting “FOR” this proposal.

58

Audit Committee Report
The Audit Committee assists the Board in carrying out its oversight responsibilities for our financial reporting process, audit process and internal controls. The Company’s management is responsible for the financial statements, maintaining effective internal control over financial reporting and assessing the effectiveness of internal control over financial reporting. The Company’s independent registered public accounting firm is responsible for expressing an opinion on the conformity of the Company’s audited financial statements to generally accepted accounting principles and on the effectiveness of internal control over financial reporting.
The Audit Committee is governed by a charter. A copy of the committee’s current charter is available on the Investor Relations section of the Company’s website at www.lakecitybank.com. As of December 31, 2025, the committee was comprised solely of independent directors. Brian J. Smith has been designated by the Board as an audit committee financial expert as defined by the SEC.
The Audit Committee, in conjunction with the Company's internal auditors and the independent registered public accounting firm, reviews the following: the effectiveness of our system of internal controls and internal audit procedures, the reports of bank regulatory agencies and monitoring of management’s compliance with recommendations contained in those reports, actions by management on recommendations of the independent registered public accounting firm and internal auditors and the audited financial statements. Management may or may not be present for these discussions.
The Audit Committee is also responsible for selecting, appointing and overseeing our independent registered public accounting firm. The Audit Committee performs an annual evaluation of the independent registered public accounting firm and the lead partner concerning the qualifications, performance and independence of the auditors by considering the quality and efficiency of the services provided by the auditors, the auditors’ capabilities and the auditors’ technical expertise and knowledge of the Company’s operations and industry. The Audit Committee also participates in discussions of audit and audit related fees and approves all fees and services of the independent registered public accounting firm. Based on the outcome of the evaluation and discussions, the Audit Committee has appointed Crowe LLP as the Company’s independent registered public accounting firm as of and for the year ending December 31, 2026.
The Audit Committee has reviewed and discussed our audited financial statements for the fiscal year ended December 31, 2025 with our management and Crowe LLP, our independent registered public accounting firm. The committee has also discussed with Crowe LLP the matters required to be discussed by Public Company Oversight Board AS16 (Auditing Standards Communications with Audit Committees) as well as having received and discussed the written disclosures and the letter from Crowe LLP required by the Public Company Accounting Oversight Board Rule 3526, communication with Audit Committees concerning independence.
Based on the review and discussions with management and Crowe LLP, the Audit Committee has recommended to the Board that the audited financial statements be included in our annual report on Annual Report on Form 10-K for the fiscal year ended December 31, 2025 for filing with the SEC.
Submitted by:
A. Faraz Abbasi
Robert E. Bartels, Jr.
Melinda J. Creighton Truex
Steven D. Ross
Brian J. Smith
Bradley J. Toothaker
Members of the Audit Committee

2026 PROXY STATEMENT	59

Proposal No. 3

Ratification of Crowe LLP as our Independent Registered Public Accounting Firm for the Fiscal Year Ending December 31, 2026
Shareholders are also being asked to ratify the appointment of Crowe LLP as our independent registered public accounting firm for the year ending December 31, 2026. If the appointment of Crowe LLP is not ratified by shareholders, the matter of the appointment of an independent registered public accounting firm will be considered by the Audit Committee and Board. Representatives of Crowe LLP are expected to be present at the virtual annual meeting and will have an opportunity to make a statement, if they so desire, as well as to respond to appropriate questions that may be asked by shareholders.

The Board recommends shareholders vote to ratify the appointment of Crowe LLP as our independent registered public accounting firm for the fiscal year ending December 31, 2026 by voting “FOR” this proposal.

60

Proposal 3 — Ratification of Crowe LLP as our Independent Registered Public Accounting Firm for the Fiscal Year Ending December 31, 2026
Fees Paid to Independent Registered Public Accounting Firm

	2024	2025
Audit Fees	$469,000	$591,905
Audit-Related Fees	29,795	47,565
Tax Fees	72,874	112,962
All Other Fees	—	—
Total	571,669	752,423
Audit Fees
Audit fees consist of the aggregate fees billed or expected to be billed by Crowe LLP for its audit of Lakeland Financial’s annual financial statements for fiscal years 2025 and 2024, for its required reviews of our unaudited interim financial statements included in our Quarterly Reports on Form 10-Qs filed during fiscal 2025 and 2024, for the integrated audit of internal control over financial reporting as required under Section 404 of the Sarbanes-Oxley Act and for consents and assistance with documents filed with the SEC.
Audit-Related Fees
Audit-related fees consist of the aggregate audit-related fees billed by Crowe LLP for fiscal years 2025 and 2024 for services which included employee benefit plan audits and accounting and financial reporting-related consultations.
Tax Fees
Tax fees consist of the aggregate fees for tax-related services billed by Crowe LLP for fiscal years 2025 and 2024 for professional services rendered for tax compliance, tax advice and tax planning which included assistance with the preparation of Lakeland Financial’s and subsidiaries’ tax returns and guidance with respect to estimated tax payments and for assistance relating to maintaining a real estate investment trust.
All Other Fees
We did not incur any other fees from Crowe LLP for fiscal years 2025 and 2024 other than the fees reported above.
The Audit Committee, after consideration of the matter, does not believe the rendering of these services by Crowe LLP to be incompatible with maintaining Crowe LLP’s independence as our independent registered public accounting firm.

2026 PROXY STATEMENT	61

Proposal 3 — Ratification of Crowe LLP as our Independent Registered Public Accounting Firm for the Fiscal Year Ending December 31, 2026
Audit Committee Pre-Approval Policy
Among other matters, the Audit Committee is responsible for appointing, setting compensation for and overseeing the work of the independent registered public accounting firm. The Audit Committee’s policy is to pre-approve all audit and permissible non-audit services provided by Crowe LLP and all such services provided in 2024 and 2025 were pre-approved. These services include audit and audit-related services, tax services and other services. Crowe LLP and management are required to periodically report to the Audit Committee regarding the extent of services provided by Crowe LLP in accordance with this pre-approval and the fees for the services performed to date. The Audit Committee may also pre-approve particular services on a case-by-case basis that the Audit Committee had not already specifically approved.
David M. Findlay
Chairman of the Board and Chief Executive Officer
March 5, 2026
Warsaw, Indiana

62

©2025 Lake City Bank | P.O. Box 1387 |
Warsaw, IN 46581 | (888) 522-2265
www.lakecitybank.com

Lakeland Financial Corporation

*LAKELAND FINANCIAL CORPORATION*
*ATTN: KRISTIN PRUITT*
*202 EAST CENTER STREET*
*P.O. BOX 1387*
*WARSAW, IN 46581*

**SCAN TO**
**VIEW MATERIALS & VOTE**

**VOTE BY INTERNET**
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Use the Internet to transmit your voting instructions and for electronic delivery of information. Vote by 11:59 P.M. Eastern Time on April 13, 2026 for shares held directly and by 11:59 P.M. Eastern Time on April 9, 2026 for shares held in a Plan. Have your proxy card in hand when you access the website and follow the instructions to obtain your records and to create an electronic voting instruction form.

*During The Meeting* - Go to **www.virtualshareholdermeeting.com/LKFN2026**

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V84973-P44753-Z91930

KEEP THIS PORTION FOR YOUR RECORDS

DETACH AND RETURN THIS PORTION ONLY

**THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED.**

**LAKELAND FINANCIAL CORPORATION**

**The Board of Directors recommends you vote FOR the following:**

1. ELECTION OF DIRECTORS.

| **Nominees:** | **For** | **Withhold** |
|---|---|---|
| 1a. A. Faraz Abbasi | ☐ | ☐ |
| 1b. Blake W. Augsburger | ☐ | ☐ |
| 1c. Robert E. Bartels, Jr. | ☐ | ☐ |
| 1d. Darrianne P. Christian | ☐ | ☐ |
| 1e. Melinda J. Creighton Truex | ☐ | ☐ |
| 1f. David M. Findlay | ☐ | ☐ |
| 1g. Emily E. Pichon | ☐ | ☐ |
| 1h. Kristin L. Pruitt | ☐ | ☐ |
| 1i. Steven D. Ross | ☐ | ☐ |
| 1j. Brian J. Smith | ☐ | ☐ |
| 1k. Daniel B. Starr | ☐ | ☐ |
| 1l. Bradley J. Toothaker | ☐ | ☐ |
| 1m. M. Scott Welch | ☐ | ☐ |

| **The Board of Directors recommends you vote FOR proposals 2 and 3.** | **For** | **Against** | **Abstain** |
|---|---|---|---|
| 2. APPROVAL, by non-binding vote, of the Company's compensation of certain executive officers. | ☐ | ☐ | ☐ |
| 3. RATIFY THE APPOINTMENT OF CROWE LLP as the Company's independent registered public accounting firm for the year ending December 31, 2026. | ☐ | ☐ | ☐ |

**NOTE:** In accordance with their discretion upon all other matters that may properly come before said meeting and any adjournments or postponements of the meeting.

Please sign exactly as your name(s) appear(s) hereon. When signing as attorney, executor, administrator, or other fiduciary, please give full title as such. Joint owners should each sign personally. All holders must sign. If a corporation or partnership, please sign in full corporate or partnership name by authorized officer.

Signature [PLEASE SIGN WITHIN BOX] Date

Signature (Joint Owners) Date

**Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting:**
The Notice and Proxy Statement, Annual Report and Form 10-K are available at www.proxyvote.com.

V84974-P44753-Z91930

**PROXY**
**FOR COMMON SHARES SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS**
**FOR THE ANNUAL MEETING OF SHAREHOLDERS OF**
**LAKELAND FINANCIAL CORPORATION**
**TO BE HELD BY LIVE WEBCAST ON APRIL 14, 2026**

The undersigned hereby appoints David M. Findlay and Kristin L. Pruitt, or either one of them acting in the absence of the other, with power of substitution, attorneys and proxies, for and in the name and place of the undersigned, to vote the number of common shares that the undersigned would be entitled to vote if then personally present at the Annual Meeting of Shareholders, to be held by live webcast at 3:30 p.m., Eastern Time, at www.virtualshareholdermeeting.com/LKFN2026, on the 14th day of April, 2026, or any adjournments or postponements of the meeting, upon the matters set forth in the notice of annual meeting and proxy statement, receipt of which is hereby acknowledged, as follows:

**THIS PROXY WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED SHAREHOLDER. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED FOR THE NOMINEES LISTED UNDER PROPOSAL 1 AND FOR PROPOSALS 2 AND 3.**

**Continued and to be signed on reverse side**